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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant
Filed by a Party other than the Registrant
Check the appropriate box:

Preliminary Proxy Statement	Confidential, for Use of the
Definitive Proxy Statement	Commission Only (as permitted
Definitive Additional Materials	by Rule 14a-6(e)(2))
Soliciting Material Pursuant to Rule 14a-12

PolyMedix, Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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PolyMedix, Inc.

3701 Market Street; Suite 442
Philadelphia, Pennsylvania 19104

October 16, 2006

Dear Stockholder:

     You are invited to attend the Annual Meeting of Stockholders of PolyMedix, Inc. on November 14, 2006, which will be held at the Radnor Hotel at 591 East Lancaster Avenue, St. Davids, Pennsylvania 19087. You will have the opportunity to ask questions and make comments. Enclosed with this letter are your Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy voting card.

     At this year’s meeting, you will be asked to: 1) elect seven directors to serve a term of one year each; 2) approve an amendment to our Certificate of Incorporation to classify the Board of Directors into three classes with each class having a staggered three-year term, beginning at the Annual Meeting of Stockholders in 2007; 3) approve an amendment to our 2005 Omnibus Equity Compensation Plan increasing the maximum number of shares of common stock available for issuance under the Plan from 1,500,000 shares to 4,000,000 shares; 4) ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2006; and 5) transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     I hope that you attend the meeting. Whether or not you plan to be with us, please sign, date, and return your voting card promptly in the enclosed envelope.

Sincerely,

Nicholas Landekic
President & Chief Executive Officer

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PolyMedix, Inc.

3701 Market Street; Suite 442
Philadelphia, Pennsylvania 19104
Notice of Annual Meeting of Stockholders
to be held November 14, 2006

To the Stockholders of PolyMedix, Inc.:

     The 2006 Annual Meeting of Stockholders will be held at the Radnor Hotel at 591 East Lancaster Avenue, St. Davids, Pennsylvania 19087 on Tuesday, November 14, 2006 at 8:00 a.m. During the Annual Meeting, stockholders will be asked to:

1.	Elect seven directors to serve for a term of one year or until the election and qualification of their successors;

2.	Approve an amendment to our Certificate of Incorporation to classify our Board of Directors into three classes with each class having a staggered three-year term, beginning at the Annual Meeting of Stockholders in 2007;

3.	Approve an amendment to our 2005 Omnibus Equity Compensation Plan increasing the maximum number of shares of common stock available for issuance under the Plan from 1,500,000 shares to 4,000,000;

4.	Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2006; and

5.	Transact any other business properly brought before the Annual Meeting or any adjournments thereof.

     If you are a stockholder as of September 29, 2006, you may vote at the meeting. The date of mailing this Notice of Meeting and Proxy Statement is on or about October 16, 2006.

By order of our Board of Directors

Edward F. Smith
Secretary

Proxy Statement

     This Proxy Statement and the accompanying proxy card are being mailed, beginning on or about October 16, 2006, to owners of shares of preferred and common stock of PolyMedix, Inc. (which may be referred to herein as “we,”“us”or the “Company”) in connection with the solicitation of proxies by our Board of Directors for our Annual Meeting of Stockholders (referred to herein as the “Annual Meeting”). This proxy procedure is necessary to permit all stockholders, many of whom are unable to attend the Annual Meeting, to vote. Our Board of Directors encourages you to read this document thoroughly and to take this opportunity to vote on the matters to be decided at the Annual Meeting.

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About the Meeting: Questions and Answers

What am I voting on?

1.	Elect seven directors to serve for a term of one year or until the election and qualification of their successors;

2.	Approve an amendment to our Certificate of Incorporation to classify our Board of Directors into three classes with each class having a staggered three-year term, beginning with the Annual Meeting of Stockholders in 2007;

3.	Approve an amendment to our 2005 Omnibus Equity Compensation Plan increasing the maximum number of shares of common stock available for issuance under the Plan from 1,500,000 shares to 4,000,000;

4.	Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2006; and

5.	Transact any other business properly brought before the Annual Meeting or any adjournments thereof.

Who is entitled to vote at the Annual Meeting, and how many votes do they have?

Preferred and Common stockholders of record at the close of business on September 29, 2006 may vote at the Annual Meeting. Pursuant to the rights of our shareholders contained in our charter documents, each preferred share has two votes and each common share has one vote. There were 7,055,000 and 12,411,800 shares of preferred and common stock, respectively, outstanding on September 29, 2006. From October 13, 2006 through November 13, 2006, you may inspect a list of stockholders eligible to vote. If you would like to inspect the list, please call Edward F. Smith, our Corporate Secretary, at (215) 966-6227 to arrange a visit to our offices.

How do I vote?

If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, you are considered a stockholder of record with respect to those shares, and these proxy materials are being sent directly to you. As a stockholder of record, you have the right to vote in person at the Annual Meeting or by proxy. To vote by proxy: mark, sign and date your proxy card and return it in the postage-paid envelope we have provided, or return it to PolyMedix, Inc., c/o AST Operations Center, 6201 15th Avenue, Brooklyn NY, 11219.

By utilizing the vote by mail proxy method discussed above, you will be designating Nicholas Landekic, our President and Chief Executive Officer and Edward F. Smith, our Vice President, Chief Financial Officer and Secretary, as your proxies. They may act together or individually on your behalf, and will have the authority to appoint a substitute to act as proxy.

Submitting a proxy will not affect your right to attend the Annual Meeting and vote in person.

What is a proxy?

A proxy is a person you appoint to vote on your behalf. By using the method discussed above, you will be appointing Nicholas Landekic, our President and Chief Executive Officer and Edward F. Smith, our Vice President, Chief Financial Officer and Secretary, as your proxies. They may act together or individually to vote on your behalf, and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Annual Meeting, please vote by proxy so that your shares of common stock may be voted.

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How will my proxy vote my shares?

Your proxy will vote according to your instructions. If you choose to vote by mail and complete and return the enclosed proxy card but do not indicate your vote, your proxy will vote “FOR” the election of the nominated slate of directors (see Proposal 1) and “FOR” Proposals 2, 3 and 4. We do not intend to bring any other matter for a vote at the Annual Meeting, and we do not know of anyone else who intends to do so. Your proxies are authorized to vote on your behalf, however, using their best judgment, on any other business that properly comes before the Annual Meeting.

How do I change my vote?

You may revoke your proxy at any time before your shares are voted at the Annual Meeting by:

•	Notifying our Corporate Secretary, Edward F. Smith, in writing at 3701 Market Street; Suite 442, Philadelphia, Pennsylvania, 19104, that you are revoking your proxy; or

•	Attending and voting by ballot at the Annual Meeting.

Who will count the votes?

A representative from American Stock Transfer and Trust Company, our transfer agent, will act as the inspector of election and count the votes.

What constitutes a quorum?

The holders of a majority of the 26,521,800 eligible votes as of the record date, either present or represented by proxy, constitute a quorum. A quorum is necessary in order to conduct the Annual Meeting. If you choose to have your shares represented by proxy at the Annual Meeting, you will be considered part of the quorum. If a quorum is not present at the Annual Meeting, the stockholders present in person or by proxy may adjourn the meeting to a date when a quorum is present. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the meeting.

What vote is required to approve each proposal?

Election of Directors. For Proposal 1, the election of directors, the nominees will be elected by a plurality of the votes of the shares of common and preferred stock present in person or represented by proxy and entitled to vote at the Annual Meeting. This means that the seven nominees with the most votes for election will be elected. You may choose to vote, or withhold your vote, separately for each nominee. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for the purposes of determining whether there is a quorum.

Amendment of our Certificate of Incorporation to Classify our Board of Directors. For Proposal 2, the affirmative vote of the holders of at least 75% of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors will be required for approval. A properly executed proxy marked “ABSTAIN” with respect to the proposal will not be voted for the proposal, although it will be counted for purposes of determining the number of shares of stock present in person or represented by proxy and entitled to vote. Accordingly, an abstention will have the effect of a negative vote.

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Amendment of our Equity Compensation Plan to Increase the Number of Shares Available for Issuance Under the Plan; and Ratification of the Appointment of Independent Registered Public Accounting Firm. For Proposals 3 and 4, the affirmative vote of the holders of a majority of the shares of common and preferred stock present in person or represented by proxy and entitled to vote on each item will be required for approval. A properly executed proxy marked “ABSTAIN” with respect to any matter will not be voted for such matter, although it will be counted for purposes of determining the number of shares of common and preferred stock present in person or represented by proxy and entitled to vote. Accordingly, an abstention will have the effect of a negative vote.

Other Proposals. Any other proposal that might properly come before the meeting will require the affirmative vote of the holders of a majority of the shares of common and preferred stock present in person or represented by proxy at the meeting in order to be approved. On any such proposal, abstentions would be counted in the tabulation of the votes cast by stockholders as negative votes.

What percentage of our common stock do our directors and officers own?

As of September 29, 2006, our current directors and executive officers beneficially owned approximately 54.8% of our common stock and approximately 2.9% of our preferred stock. See the discussion under the heading “Stock Ownership of our Directors, Executive Officers and 5% Beneficial Owners” on pages 13 and 14 for more details.

Who is soliciting proxies, how are they being solicited, and who pays the cost?

We, on behalf of our Board of Directors, through our directors, officers, and employees, are soliciting proxies primarily by mail and the Internet. In addition, proxies may also be solicited in person, by telephone, or facsimile. We will pay the cost of soliciting proxies. We will also reimburse stockbrokers and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the owners of our common stock.

Who is our Independent Registered Public Accounting Firm, and will they be represented at the Annual Meeting?

Deloitte & Touche LLP served as the independent registered public accounting firm auditing our financial statements for 2005, and has been appointed to audit and report on our financial statements for 2006. We expect that representatives of Deloitte & Touche LLP will be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to answer appropriate questions after the meeting.

What are the recommendations of our board of directors?

The recommendations of our Board of Directors are set forth together with the description of each item in this proxy statement. In summary, the board of directors recommends a vote:

•	FOR election of the nominated directors (see Proposal 1);

•	FOR approval of the amendment to our Certificate of Incorporation (see Proposal 2);

•	For approval of the amendment to our 2005 Omnibus Equity Compensation Plan (see Proposal 3); and

•	FOR the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2006 (see Proposal 4).

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

If you sign and return your proxy card but do not specify how you want to vote your shares, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors.

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Will the directors be in attendance at the meeting?

We currently expect all of our directors to be in attendance at the Annual Meeting. It has been customary for our directors to attend our annual meetings of stockholders. All of the then current directors attended the 2005 Annual Meeting of Stockholders.

How has the corporate structure of PolyMedix changed since its merger with BTHC II Acquisition Corp.?

PolyMedix, Inc. (formerly known as BTHC II Acquisition Corp.) was originally organized in the State of Texas as BTHC II LLC. On September 29, 2004, BTHC II LLC and its sister companies filed an amended petition under Chapter 11 of the United States Bankruptcy Code. On November 22, 2004, the court approved BTHC II LLC’s Amended Plan of Reorganization. On March 24, 2005, and in accordance with its Amended Plan of Reorganization, BTHC II LLC changed its state of organization from Texas to Delaware by merging with and into BTHC II Acquisition Corp., a Delaware corporation formed solely for the purpose of effecting the reincorporation.

PolyMedix Pharmaceuticals, Inc. (formerly known as PolyMedix, Inc.) was incorporated on August 8, 2002 in the State of Delaware as PolyMedix, Inc. to serve as a biotechnology company focused on treating infectious diseases. On October 6, 2005, the former BTHC II Acquisition Corp. entered into an Agreement and Plan of Merger and Reorganization with the former PolyMedix, Inc., pursuant to which the stockholders of the former PolyMedix, Inc. exchanged their equity ownership interests in the former PolyMedix, Inc. for an aggregate 94% equity ownership interest in the former BTHC II Acquisition Corp. Pursuant to the Agreement and Plan of Merger and Reorganization, the former PolyMedix, Inc. merged with a wholly-owned subsidiary of the former BTHC II Acquisition Corp. and, as such, became a wholly-owned subsidiary of the former BTHC II Acquisition Corp.

At the time of the merger, the former BTHC II Acquisition Corp. had no operations and no assets or liabilities. Because the stockholders of the former PolyMedix, Inc. exchanged their equity ownership interests in the former PolyMedix, Inc. for an aggregate 94% equity ownership interest in the former BTHC II Acquisition Corp., the former PolyMedix, Inc. was, for accounting purposes, the surviving entity of the merger. Accordingly, all financial information included in this proxy statement for the periods prior to the merger is for the former PolyMedix, Inc.

On February 24, 2006, the former BTHC II Acquisition Corp. changed its corporate name to PolyMedix, Inc., and the former PolyMedix, Inc. changed its corporate name to PolyMedix Pharmaceuticals, Inc.

Unless otherwise stated herein, the disclosures in this Proxy Statement relate to PolyMedix, Inc. and its predecessors.

How may I obtain additional copies of this Proxy Statement?

You may request a copy of this Proxy Statement, by writing to our Corporate Secretary at 3701 Market Street; Suite 442, Philadelphia, Pennsylvania 19104 or via e-mail at esmith@polymedix.com.

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Governance of the Company

     Our business, property and affairs are managed by, or under the direction of, our Board of Directors (the “Board”), in accordance with the General Corporation Law of the State of Delaware and our By-Laws. Members of the Board are kept informed of our business through discussions with the Chief Executive Officer and key members of management, by reviewing materials provided to them by management, and by participating in meetings of the Board and its Committees.

     During 2005, the Board held 13 meetings and all of the Board members attended at least 80% of such meetings of the Board.

     In October 2005, the Board established the Compensation Committee and the Nominating and Corporate Governance Committee (the “Governance Committee”) and in February 2006, the Board established the Audit Committee. Charters and Principles and Policies have been adopted for all committees. The Governance Committee met one time during 2005 and all of the members of the Governance Committee attended the meeting. The Compensation Committee did not meet during 2005.

     Stockholder communications may be sent to our Board by mail addressed to: Board of Directors, PolyMedix, Inc., 3701 Market Street; Suite 442, Philadelphia, Pennsylvania, 19104. Please note that after December 1, 2006, our mailing address will change to PolyMedix, Inc., 170 North Radnor Chester Road, Suite 300, Radnor, PA 19087.

     We continue to review our corporate governance policies and practices by comparing our policies and practices with those suggested by various groups or authorities active in evaluating or setting best practices for corporate governance of public companies. Based on this review, we have adopted, and will continue to adopt, changes that the Board believes are the appropriate corporate governance policies and practices for the Company. We have adopted changes and will continue to adopt changes, as appropriate, to comply with the Sarbanes-Oxley Act of 2002 and subsequent rule changes made by the Securities and Exchange Commission (“SEC”) and any applicable securities exchange.

Independence of Directors

     In December 2005, the Board adopted a set of Nominating and Corporate Governance Principles and Policies (the “Principles and Policies”), addressing, among other things, standards for evaluating the independence of our directors. These Principles and Policies comply with the applicable rules of the American Stock Exchange (“AMEX”), the securities exchange to which we hope to list our shares of common stock in the future. Pursuant to these Principles and Policies, the Board undertook its annual review of director independence in January 2006. After considering all relevant facts and circumstances, the Board affirmatively determined that all of the directors nominated for election at the Annual Meeting are independent of the Company under the standards set forth in the Principles and Policies and applicable AMEX rules, with the exception of Nicholas Landekic.

Committees of our Board of Directors

     The Board has three committees: the Audit Committee (which was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended), the Compensation Committee, and the Governance Committee. Shaun O’Malley (Chairman), Wistar Morris and Frank Slattery are the current members of the Audit Committee. Frank DeLape (Chairman), William Kelley, and Michael Lewis are the current members of the Compensation Committee. William Kelley (Chairman), Wistar Morris and Frank Slattery are the current members of the Governance Committee.

     Audit Committee

     The Audit Committee was established in February 2006 and consists of three non-employee directors, all of whom are “independent” as defined in the Principles and Policies and under the rules of the SEC and AMEX. In addition, the Board has determined that Shaun O’Malley, the Chairman of our Audit Committee, qualifies as an “audit committee financial expert” as defined in the rules of the SEC and AMEX. The Audit Committee operates pursuant to a charter, which can be viewed on our website at www.polymedix.com (under “Investors/Governance”). The role of the Audit Committee is to:

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oversee management’s preparation of our financial statements and management’s conduct of the accounting and financial reporting processes;

oversee management’s maintenance of internal controls and procedures for financial reporting;

oversee our compliance with applicable legal and regulatory requirements, including without limitation, those requirements relating to financial controls and reporting;

oversee the independent auditor’s qualifications and independence;

oversee the performance of the independent auditors, including the annual independent audit of our financial statements;

prepare the report required by the rules of the SEC to be included in our proxy statement; and

discharge such duties and responsibilities as may be required of the Committee by the provisions of applicable law or rule or regulation of the American Stock Exchange and the Sarbanes-Oxley Act of 2002.

     The Report of the Audit Committee is set forth on pages 11 and 12 of this Proxy Statement and a copy of the charter of the Audit Committee is attached as Appendix A to this Proxy Statement.

     Compensation Committee

     The Compensation Committee was established in October 2005 and consists of three non-employee directors, all of whom are “independent” as defined in the Principles and Policies and AMEX rules. The role of the Compensation Committee is to:

develop and recommend to the independent directors of the Board the annual compensation (base salary, bonus, stock options and other benefits) for our President/Chief Executive Officer;

review, approve and recommend to the independent directors of the Board the annual compensation (base salary, bonus and other benefits) for all of our senior executives (Vice Presidents and above);

review, approve and recommend to the Board the aggregate number of stock options to be granted to employees below the level of Vice President;

ensure that a significant portion of executive compensation is reasonably related to the long-term interest of our stockholders; and

prepare certain portions of our annual proxy statement, including an annual report on executive compensation.

     A copy of the charter of the Compensation Committee is available on our website at www.polymedix.com (under “Investors”).

     Nominating and Corporate Governance Committee

     The Nominating and Corporate Governance Committee (the “Governance Committee”) was established in October 2005 and consists of three independent directors, as that term is defined in the Principles and Policies and AMEX rules. The role of the Governance Committee is to:

evaluate from time to time the appropriate size (number of members) of the Board and recommend any increase or decrease;

determine the desired skills and attributes of members of the Board, taking into account the needs of the business and listing standards;

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establish criteria for prospective members, conduct candidate searches, interview prospective candidates, and oversee programs to introduce the candidate to our Company, our management, and operations;

to review on an annual basis and recommend to the Board one member of the Board to serve as Chair;

annually recommend to the Board persons to be nominated for election as directors;

recommend to the Board the members of all standing Committees;

adopt or develop for Board consideration corporate governance principles and policies; and

provide oversight to the strategic planning process conducted annually by Company management.

     A copy of the charter of the Governance Committee is available on our website at www.polymedix.com (under “Investors”).

     Generally, the Board seeks diverse members who possess the background, skills and expertise to make a significant contribution to the Board, our Company and our stockholders. The Governance Committee looks for relevant experience, such as high-level leadership experience in business or administrative activities, breadth of knowledge about issues affecting our Company, and the ability and willingness to contribute special competencies to Board activities, and the Board evaluates this experience in the context of the current make-up of the Board. The Governance Committee also looks for certain personal attributes, such as integrity, ability and willingness to apply sound and independent business judgment, comprehensive understanding of a director’s role in corporate governance, availability for meetings and consultation on Company matters, and the willingness to assume and carry out fiduciary responsibility. Qualified candidates for membership on the Board will be considered without regard to race, color, religion, sex, ancestry, national origin or disability.

     The Governance Committee’s process for identifying and evaluating nominees is as follows. First, to establish a context for its nominations, the Governance Committee reviews the size, composition, organization and operational structure of the Board, and identifies missing skills and expertise. The Governance Committee then reviews the incumbent directors’ overall service to our Company during their respective terms, including the number of meetings attended, level of participation, quality of performance, and any other relevant factors, including independence as defined by the Principles and Policies and applicable AMEX rules. In part, this review is based on evaluations completed by each director of the Board as a whole as well as the Committees on which each director serves. If the Governance Committee concludes new candidates are appropriate, it will review appropriate biographical information about the proposed candidates consistent with the standards applied to the incumbent directors. In seeking candidates, the Governance Committee seeks suggestions from other Board members and may also engage the services of a professional search firm. The Governance Committee will discuss and consider the potential candidates and choose those candidates to recommend to the Board.

     Before recommending director candidates to the Board, the Governance Committee also will consider any director candidates that have been recommended by stockholders. Stockholder recommendations of potential candidates may be sent to the Governance Committee by mail addressed to: Nominating and Corporate Governance Committee, PolyMedix, Inc., 3701 Market Street, Suite 442, Philadelphia, PA 19104. Submissions must include sufficient biographical information concerning the recommended individual, including age, ten-year employment history with employer names and a description of the employer’s business, whether such individual can read and understand basic financial statements and board memberships (if any), for the Governance Committee to consider. Please note that after December 1, 2006, our mailing address will change to PolyMedix, Inc., 170 North Radnor Chester Road, Suite 300, Radnor, PA 19087.

     In addition, our By-Laws provide that (i) in the case of an election of directors at an annual meeting of stockholders, nominations for director may be made by a stockholder entitled to vote who delivers notice along with the additional information and materials required by our By-Laws to our Corporate Secretary not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided that in the event that the date of the annual meeting in any other year is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (1) the 90th day prior to such annual meeting and (2) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs, or (ii) in the case of an election of directors at a special meeting of stockholders, not earlier than the 120th day prior to such special meeting and not later than the close of business on the later of (A) the 90th day prior to such special meeting and (B) the tenth day following the day on which notice of the date of such special meeting was mailed or public disclosure of the date of such special meeting was made, whichever occurs first. For the Annual Meeting in 2007, we must receive this notice on or after July 17, 2007 and on or before August 16, 2007, unless the date of the 2007 Annual Meeting is changed in which case a stockholder’s notice must be received as described above. You can obtain a copy of the By-Law provision by writing to our Corporate Secretary, 3701 Market Street, Suite 442, Philadelphia, PA 19104. A copy of our By-Laws has been filed with the SEC as an exhibit to our Form 10-SB filed on April 5, 2006.

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Compensation Committee Interlocks and Insider Participation

     The current members of the Compensation Committee are Frank DeLape, William Kelley, and Michael Lewis. None of these individuals has ever been an officer or employee of the Company. In addition, none of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or the Compensation Committee.

Compensation of Directors

     Directors who are also our employees receive no additional compensation for serving as a director or as a member of any Committee of the Board. All non-employee directors receive a fee of $1,000 per Board and Committee meeting attended and are reimbursed for expenses incurred in connection with attending Board and Committee meetings. Our Chairman of the Board receives an annual retainer of $15,000 and each Committee Chairman receives an annual retainer of $7,500.

     All new non-employee directors receive options to purchase 180,000 shares of common stock upon first becoming a member of the Board. In addition, on the date of each Annual Meeting of Stockholders, each non-employee director reelected at such Annual Meeting may, at the discretion of the entire Board, receive additional equity compensation awards.

Continuing Education of Directors

     We are committed to supporting the continuing education of our directors on relevant matters. The Governance Committee will decide on a case-by-case basis the appropriate level and frequency of support to provide.

Executive Officers of our Company

     Nicholas Landekic, 48, has served as President, Chief Executive Officer and Director of PolyMedix, Inc. since November 2005 and of PolyMedix Pharmaceuticals, Inc. where he served in the same capacity since inception in August 2002. Mr. Landekic has more than 20 years of pharmaceutical experience. From 2000 to 2002, he was President and Chief Executive Officer of Locus Discovery. From 1995 to 2000, Mr. Landekic was Senior Vice President of Corporate Development & Investor Relations at Guilford Pharmaceuticals. From 1991 to 1995, Mr. Landekic served as Senior Director of Business Development at Cephalon and, from 1998 to 1991, served as Senior Manager for Strategic Marketing at Bristol-Myers Squibb. He also held positions in Finance and Business Development at Johnson & Johnson Corporation (McNeil Pharmaceutical) from 1985 to 1988 and positions in the research laboratories at the Mt. Sinai Medical Center from 1982 to 1983. Mr. Landekic received an M.B.A. from the State University of New York at Albany, an M.S. in Biology from Indiana University and a B.S. in Biology from Marist College.

     Edward F. Smith, 35, has served as Vice President, Finance and Chief Financial Officer of PolyMedix, Inc. since January 2006. Mr. Smith has over 12 years of combined biopharmaceutical industry and financial management experience. From 2000 to 2005, he was Executive Director of Finance at InKine Pharmaceutical Company, Inc. (acquired by Salix Pharmaceuticals, Ltd.). Mr. Smith started his career in public accounting where he held positions of increasing responsibility from 1993 to 1999, most recently as a manager in the audit practice at Deloitte & Touche LLP. Mr. Smith is licensed as a Certified Public Accountant in Pennsylvania and holds a B.S. degree in Business Administration from the University of Hartford.

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     Dawn Eringis, 42, has served as Vice President, Business Development of PolyMedix, Inc. since November 2005 and of PolyMedix Pharmaceuticals, Inc. since January 2003. Ms. Eringis has more than 15 years of biopharmaceutical industry experience. From 2000 to 2002, she served as Director of Business Development at Locus Discovery, and held a variety of business development positions at Guilford Pharmaceuticals from 1997 to 2000. Prior to 1997, Ms. Eringis held various chemical engineering and marketing positions with Johnson & Johnson, Proctor and Gamble, Pfizer and Rohm and Haas Company. Ms. Eringis holds an M.B.A. from The Wharton School at the University of Pennsylvania and a B.S. in Chemical Engineering from the University of Pennsylvania.

     Richard W. Scott Ph.D., 53, has served as Vice President, Research of PolyMedix, Inc. since November 2005 and of PolyMedix Pharmaceuticals, Inc. since November 2002. Dr. Scott has approximately 20 years of biopharmaceutical industry experience. Most recently, he was Vice President of Biology at Cephalon, where he held positions of increasing responsibility from 1991 to 2001. From 1985 to 1990, Dr. Scott worked at the research laboratories of DuPont. Dr. Scott has authored more than 45 papers and book chapters, and is named on six patents. Dr. Scott holds a Ph.D. in Microbiology from the University of Pennsylvania and a B.S. in Biology from Muhlenberg College.

Code of Conduct

     We adopted a Code of Business Conduct and Ethics (“Code of Ethics”) applicable to our principal executive officer and principal financial and accounting officer and any persons performing similar functions. In addition, the Code of Ethics applies to our employees, officers, directors, agents and representatives. The Code of Ethics requires, among other things, that our employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner, and otherwise act with integrity and in our best interest.

     The Code of Ethics includes procedures for reporting violations of the Code of Ethics. In addition, the Sarbanes-Oxley Act of 2002 requires companies to have procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Code of Ethics is intended to comply with the rules of the SEC and AMEX and includes these required procedures. The Code of Ethics is available on our website at www.polymedix.com (under “Investors”). We also intend to file the Code of Ethics as an exhibit to our annual report for the year ending December 31, 2006 on Form 10-K.

Copies of Referenced Documents

     Copies of the documents referred to above that appear on our website are also available upon request by any stockholder addressed to our Corporate Secretary, 3701 Market Street, Suite 442, Philadelphia, PA 19104. Please note that after December 1, 2006, our mailing address will change to PolyMedix, Inc., 170 North Radnor Chester Road, Suite 300, Radnor, PA 19087.

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Report of the Audit Committee

The following Report of the Audit Committee shall not be deemed incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent we specifically incorporate it by reference therein.

     The Audit Committee was formed in February 2006 in advance of becoming a reporting company under the Exchange Act and the rules and regulations promulgated thereunder. At the time of this Audit Committee Report, the Audit Committee met four times during 2006; there were no Audit Committee meetings held during 2005. The Audit Committee of the Board of Directors is comprised of directors who meet the standards for independence included in the rules of the SEC, AMEX and the Company’s Nominating and Corporate Governance Principles and Policies. The Board of Directors has determined that the Chairman of the Audit Committee, Shaun O’Malley, qualifies as an “audit committee financial expert” as defined in the rules of the SEC. The Audit Committee operates under a written charter adopted by the Board of Directors, which was adopted in February 2006 and which is available on the Company’s website at www.polymedix.com as well as attached as Appendix A to the Proxy Statement of which this Audit Committee Report is a part.

     Pursuant to the Audit Committee Charter, the Audit Committee is required to annually evaluate the effectiveness and objectivity of the Company’s independent registered public accounting firm as well as review and evaluate the effectiveness of the Audit Committee Charter itself. Further, on a quarterly basis the Audit Committee reviews the Company’s Reports on Form 10-QSB and related press releases, and considers any disclosures made by the CEO or CFO as a result of their evaluation of the effectiveness of the Company’s disclosure controls and procedures and its internal control over financial reporting.

     The Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its responsibilities and promptly reports to the Board thereon. The Committee’s meetings include executive sessions with representatives of the Company’s independent registered public accounting firm without the presence of the Company’s management.

     Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of financial statements in accordance with U.S generally accepted accounting principles. Deloitte & Touche LLP audited the annual financial statements prepared by management, expressed an opinion as to whether those financial statements fairly present, in all material respects, the financial position, results of operations and cash flows of the Company in conformity with U.S. generally accepted accounting principles, and discussed with the Audit Committee any issues they believe should be raised with the Audit Committee. Our responsibility is to monitor and review these processes. We are not professionally engaged in the practice of accounting or auditing. We rely, without independent verification, on the information provided to us and on the representations made by management and the Company’s independent registered public accounting firm.

     As part of its oversight of the Company’s financial statements, the Audit Committee reviewed and discussed the Company’s audited financial statements with representatives of its independent registered public accounting firm for the relevant periods with and without management present. For each of the periods from August 8, 2002 (Inception) to December 31, 2005, management advised the Committee that each set of financial statements presented to the Committee for review had been prepared in accordance with U.S. generally accepted accounting principles, and management reviewed with the Committee significant accounting and disclosure issues regarding such statements. These reviews included discussion with the Company’s independent registered public accounting firm of matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect, by the Auditing Standards Board of the American Institute of Certified Public Accountants. The Audit Committee has also received the written disclosures and letter from Deloitte & Touche LLP required by Independence Standards Board No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with Deloitte & Touche LLP matters relating to its independence.

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     Based on the reviews and discussions referred to above, we recommended to the Board that the audited financial statements prepared by management for the years ended December 31, 2005 and 2004 and for the period from August 8, 2002 (inception) to December 31, 2005 be included in the Company’s Registration Statement on Form 10-SB for filing with the SEC.

Audit Committee of the Board of Directors
Shaun O’Malley, Chairman
I Wistar Morris III
Frank Slattery

October 2, 2006

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Stock Ownership of Our Directors, Executive Officers
and 5% Beneficial Owners

          The following table shows information known to us about beneficial ownership of our common stock and Series 1 Preferred Stock by:

each of our directors;

each of our executive officers;

all of our directors and executive officers as a group; and

each person known by us to beneficially own 5% or more of our common stock or Series 1 Preferred Stock.

     Beneficial ownership and percentage ownership are determined in accordance with the rules of the SEC. Under these rules, beneficial ownership generally includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares that an individual or entity has the right to acquire beneficial ownership of within 60 days of September 29, 2006, through the exercise of any option, warrant, conversion privilege or similar right. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our common stock and Series 1 Preferred Stock that could be issued upon the exercise of outstanding options and warrants or conversion of shares of Series 1 Preferred Stock held by that person that are currently exercisable or convertible or exercisable or convertible within 60 days of September 29, 2006 are considered to be outstanding. These shares, however, are not considered outstanding as of September 29, 2006 when computing the percentage ownership of each other person.

     To our knowledge, except as indicated in the footnotes to the following table and subject to state community property laws where applicable, all beneficial owners named in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Percentage of ownership of common stock is based on 12,411,800 shares of common stock outstanding as of September 29, 2006. Percentage of ownership of Series 1 Preferred Stock is based on 7,055,000 shares of Series 1 Preferred Stock outstanding as of September 29, 2006.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership of Series 1 Convertible Preferred Stock	Percent of Series 1 Convertible Preferred Stock		Amount and Nature of Beneficial Ownership of Common Stock		Percent of Common Stock

Directors and Executive Officers
Nicholas Landekic	—	—		2,324,778	(2)	17.1%
I. Wistar Morris, III	34,000		*	1,261,000	(3)	10.1%
Frank P. Slattery, Jr.	17,000		*	1,019,000	(4)	8.1%
Richard W. Scott, Ph.D.	—	—		787,600	(5)	6.2%
Frank M. DeLape	153,000		*	630,000	(6)	5.1%
Michael E. Lewis, Ph.D.	—	—		560,000	(7)	4.5%
Dawn Eringis	—	—		470,800	(8)	3.7%
William N. Kelley, M.D.	—	—		90,000	(7)	*
Edward F. Smith	—	—		69,444	(9)	*
Shaun F. O’Malley	—	—		60,000	(7)	*
All Directors and Executive Officers as a Group (10 persons):	204,000		*	7,272,622	(10)	54.8%
Five Percent Stockholders (excludes Directors and Executive Officers set forth above):
William Baquet c/o Fordham Financial Management, Inc. 14 Wall Street New York, NY 10005	—	—		3,392,000	(11)	22.3%

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* Less than 1%.

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(1)	Unless otherwise indicated, the address of all individual and entities listed below is PolyMedix, Inc., 3701 Market Street, Philadelphia, Pennsylvania 19104.

(2)	Includes 1,152,778 shares of common stock issuable upon exercise of options.

(3)	Includes 60,000 shares of common stock issuable upon exercise of options. Pursuant to the terms of the Series 1 Preferred Stock, if Mr. Morris were to have his preferred shares converted into shares of common stock within 60 days of September 29, 2006, he may be deemed to beneficially own 1,329,000 shares of common stock, or 10.6% of the outstanding shares of common stock.

(4)	Includes 60,000 shares of common stock issuable upon exercise of options. Pursuant to the terms of the Series 1 Preferred Stock, if Mr. Slattery were to have his preferred shares converted into shares of common stock within 60 days of September 29, 2006, he may be deemed to beneficially own 1,053,000 shares of common stock, or 8.4% of the outstanding shares of common stock.

(5)	Includes 15,000 shares of restricted common stock and 250,000 shares of common stock issuable upon exercise of options.

(6)	Mr. DeLape’s holdings include 570,000 shares of common stock and 153,000 shares of Series 1 Preferred Stock owned by Benchmark Equity Group, Inc., of which Mr. DeLape is President and CEO. Mr. DeLape exercises investment and voting control over such shares held by Benchmark Equity Group, Inc. In addition, Mr. DeLape’s holdings include 60,000 shares of common stock issuable upon exercise of options. Pursuant to the terms of the Series 1 Preferred Stock, if Benchmark Equity Group, Inc. were to have its preferred shares converted into shares of common stock within 60 days of September 29, 2006, Mr. DeLape may be deemed to beneficially own 936,000 shares of common stock, or 7% of the outstanding shares of common stock.

(7)	Includes 60,000 shares of common stock issuable upon exercise of options.

(8)	Includes 24,000 shares of restricted common stock and 150,000 shares of common stock issuable upon exercise of options.

(9)	Includes 69,444 shares of common stock issuable upon exercise of options.

(10)	Includes 39,000 shares of restricted common stock and 1,982,222 shares of common stock issuable upon exercise of options. Pursuant to the terms of the Series 1 Preferred Stock, if all of the above directors and officers who are beneficial owners of preferred shares were to have their respective preferred shares converted into shares of common stock within 60 days of September 29, 2006, the total amount of shares of common stock that the directors and officers may be deemed to beneficially own would be 7,680,622 shares of common stock, or 59.9% of the outstanding shares of common stock.

(11)	Includes 2,822,000 shares of common stock issuable upon exercise of the warrants that are currently exercisable and held by Fordham Financial Management, Inc., of which William Baquet is an executive officer, director and principal shareholder. Mr. Baquet exercises investment and voting control over such shares.

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Section 16(a) Beneficial Ownership Reporting Compliance

     Our directors and executive officers were not subject to the filing requirements under Section 16(a) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), during the year ended December 31, 2005. Based solely upon a review of reports of stock ownership (and changes in stock ownership) and written representations received by us, we believe that our directors and executive officers met all of their filing requirements under Section 16(a) of the Exchange Act during the year ending December 31, 2006 to date, except that the initial statements of beneficial ownership on Form 3 for each of our directors and executive officers were not timely filed.

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Proposal 1 – Election of Directors

Nominees for Election

     The Board currently has seven members. Upon the recommendation of the Governance Committee, each member has been nominated for re-election. Each nominee has agreed, if elected, to serve a one-year term or until the election and qualification of his or her successor. If any nominee is unable to stand for election, which circumstance we do not anticipate, the Board may provide for a lesser number of directors or designate a substitute. In the latter event, shares represented by proxies may be voted for a substitute nominee.

     If a quorum is present at the Annual Meeting, then nominees will be elected by a plurality of the votes of the shares of common and preferred stock present in person or represented by proxy and entitled to vote at the meeting. There is no cumulative voting in the election of directors.

     Nicholas Landekic. Biographical information for Mr. Landekic is set forth above under “Executive Officers of our Company”.

     Frank Slattery, Jr., 69, has served as Chairman of the Board of Directors of PolyMedix, Inc. since November 2005 and was co-founder of PolyMedix Pharmaceuticals, Inc. where he served in the same capacity since inception in August 2002. Frank Slattery was the President, Chief Executive Officer and Director of LFC Financial Corp. from 1969 to 1994, where he served for twenty-five years. Mr. Slattery has founded and currently serves as the Chairman of the Board of Directors of several privately held companies, including GelMed Inc., Probaris Technologies, Inc., Franklin Fuel Cells, Inc., Knite, Inc., Learned Optimism, Inc. and NanoSelect, Inc. He also currently serves as a director of Clarient, Inc., a publicly held company, and as Chairman of the Board of Directors of Main Line Health Systems, Inc., a privately held company. Mr. Slattery is a Trustee of the Jefferson Health System and the Franklin Institute. Mr. Slattery holds an A.B. from Princeton University and a J.D. from the Law School of the University of Pennsylvania.

     Frank M. DeLape, 52, has served as a Director of PolyMedix, Inc. since August 2005 and of PolyMedix Pharmaceuticals, Inc. since November 2005. From August 2005 to November 2005, Frank DeLape was the sole officer and director of PolyMedix, Inc. Mr. DeLape is the Chief Executive Officer of Benchmark Equity Group, Inc., a position he has held since 1994. Benchmark is a boutique merchant banking firm that focuses as facilitators and financial managers for emerging companies. Mr. DeLape is also the Managing Partner of Gemini Growth Fund, LP. Gemini Growth Fund, LP is a Small Business Investment Company licensed by the U.S. government. Mr. DeLape was Chairman of the Board of Directors of Isolagen, Inc. from August 2001 to October 2005 and was the Chief Executive Officer of Isolagen, Inc. from May 2005 to October 2005. Mr. DeLape attended the United States Naval Academy.

     William N. Kelley, M.D., 67, has served as a Director of PolyMedix, Inc. since November 2005 and of PolyMedix Pharmaceuticals, Inc. since August 2005. Dr. Kelley has served as Professor of Medicine and Professor of Biochemistry and Biophysics at the School of Medicine of the University of Pennsylvania since 1989. From 1989 to 2000, Dr. Kelley served as Executive Vice President of the University of Pennsylvania with responsibilities as Chief Executive Officer for the Medical Center (and Health Systems upon its formation in 1993), Dean of the School of Medicine, and the Robert G. Dunlop Professor of Medicine and Biochemistry and Biophysics. From 1975 to 1989, Dr. Kelley was the John G. Searle Professor and Chair of the Department of Internal Medicine and Professor of Biological Chemistry at the University of Michigan. Prior to joining the faculty at the University of Michigan, Dr. Kelley was Professor of Medicine at Duke University Medical Center. Dr. Kelley currently serves as a director of Merck & Co., Beckman Coulter, Inc. and GenVec, Inc., which are all publicly held companies, and Advanced Bio-Surfaces, Inc., a privately held company. During his career, Dr. Kelley has also served on the editorial boards of 13 medical journals and his bibliography includes over 260 publications, including 17 books. Dr. Kelley holds an M.D. from Emory University.

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     Michael E. Lewis, Ph.D., 54, has served as a Director of PolyMedix, Inc. since November 2005 and of PolyMedix Pharmaceuticals, Inc. since its inception. Dr. Lewis has more than 30 years of scientific experience in academic and government laboratories and in several major pharmaceutical and biotechnology companies. Since 1994, Dr. Lewis has served as President of BioDiligence Partners, Inc., where he co-founded three other biotechnology companies, Cara Therapeutics, Inc., Arena Pharmaceuticals, Inc. and Adolor Corporation. Dr. Lewis has served as Chief Scientific Advisor and a director of Cara Therapeutics, Inc. since its inception in 2004. He has also served as a director of Aeolus Pharmaceuticals, Inc. since 2004. After serving as Chief Scientific Advisor of Adolor Corporation from 1994 to 1997, Dr. Lewis served as Chief Scientific Advisor of Arena Pharmaceuticals, Inc. from 1997 to 2003, and as a director from 1997 to 2000. Dr. Lewis is a co-founder of Cephalon, Inc. and served as Senior Scientist, Director of Pharmacology, and then as Senior Director of Scientific Affairs from 1988 to 1993. He supervised a molecular pharmacology research laboratory at the E.I. DuPont Co. from 1985 to 1987, and received postdoctoral training in pharmacology at the National Institutes of Health, the University of Michigan, and at the University of Cambridge. He received a Ph.D. from Clark University in 1977.

     I. Wistar Morris, III, 63, has served as a Director of PolyMedix, Inc. since November 2005 and of PolyMedix Pharmaceuticals, Inc. since January 2005. I. Wistar Morris has been a director of Boenning & Scattergood, an investment banking firm, since 1991 and has been associated with Boenning & Scattergood for nearly 20 years. Prior to Boenning & Scattergood, Mr. Morris founded Morris Investment Management Company, which was sold to the Pennsylvania Trust Company. Mr. Morris also served as Executive Vice President of Hopper Soliday & Co., an investment management firm, and was associated with Hopper Soliday & Co. for 15 years. During his career, Mr. Morris has served as a director of 16 privately-held and public companies. Mr. Morris holds a B.S. in Chemistry from Cornell University, and an M.B.A. from Harvard University.

     Shaun F. O’Malley, 71, has served as a Director of PolyMedix, Inc. since January 2006. Mr. O’Malley is currently the Chairman Emeritus of Price Waterhouse LLP, a title he has held since July 1995. Prior to 1995, he served as Chairman and Senior Partner of Price Waterhouse LLP. He currently serves as a member of the Boards of Directors of the Finance Company of Pennsylvania, Philadelphia Consolidated Holdings, Inc., Federal Home Loan Mortgage Corporation, the Horace Mann Educators Corporation and The Philadelphia Contributionship. Mr. O’Malley is also a member of the Board of Trustees of the University of Pennsylvania Health System. Mr. O’Malley holds a B.S. in Economics from the Wharton School of the University of Pennsylvania.

Vote and Recommendation

     The affirmative vote of the holders of a plurality of the shares of common and preferred stock present in person or represented by proxy and entitled to vote on the nominees will be required to approve each nominee.

     Our Board of Directors recommends a vote “FOR” each of the nominees.

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Executive Compensation

Summary Compensation Table

     The following summary compensation table sets forth information concerning compensation for services rendered in all capacities for the years ended December 31, 2005, 2004 and 2003, awarded to, earned by, or paid to: (i) the individual who served as our Chief Executive Officer during fiscal 2005 and (ii) our other executive officers who were serving as our executive officers as of December 31, 2005 and whose annual salary and bonus exceeded $100,000. These individuals are referred to in this Registration Statement as the Named Executive Officers. Edward Smith began his employment with the Company as Vice President, Finance and Chief Financial Officer on January 2, 2006 and is not included in the discussion and charts below as a Named Executive Officer.

		Annual Compensation			Long-Term Compensation Awards			All Other Compensation

Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation	Restricted Stock Awards		Securities Underlying Options (5)

Nicholas Landekic	2005	$250,000	$70,000	$—	$182,000	(1)	1,500,000	—
President, Chief Executive	2004	250,000	—	—	—		—	—
Officer and Director	2003	250,000	—	—	—		—	—

Richard Scott, Ph.D.	2005	$175,000	$50,000	$—	$104,000	(2)	250,000	—
Vice President Research	2004	150,000	—	—	—		—	—
	2003	150,000	—	—	—		—	—

Dawn Eringis	2005	$150,000	$—	$—	$39,000	(3)	150,000	—
Vice President Business	2004	150,000	—	—	—		—	—
Development	2003	150,000	—	—	$4,800	(4)	—	—

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(1)	We granted Mr. Landekic 280,000 shares of common stock in January 2005. These shares vested immediately on the date of grant. The dollar amount shown equals the number of shares multiplied by the fair market value per share on the date of grant, which was $0.65.
(2)	We granted Dr. Scott 160,000 shares of common stock in January 2005. These shares vested immediately on the date of grant. The dollar amount shown equals the number of shares multiplied by the fair market value per share on the date of grant, which was $0.65.
(3)	We granted Ms. Eringis 60,000 shares of common stock in January 2005. These shares vested immediately on the date of grant. The dollar amount shown equals the number of shares multiplied by the fair market value per share on the date of grant, which was $0.65.
(4)	We granted Ms. Eringis 192,000 shares of restricted stock in January 2003. These shares vest in equal quarterly installments over the four year period following the date of grant. The dollar amount shown equals the number of shares multiplied by the fair market value per share on the date of grant, which was $0.025.
(5)	The stock option grants listed in the above table were granted under our 2002 Equity Compensation Plan and our 2005 Omnibus Equity Compensation Plan.

Employment Contracts and Termination of Employment and
Change-in-Control Arrangements

     We extended the offer of employment to Nicholas Landekic for the position of President and Chief Executive Officer pursuant to an offer letter dated July 30, 2002, which provided that his annual salary shall be not less than $250,000 per year plus stock options and restricted stock in an amount to be determined by the Board. Mr. Landekic’s base salary was increased to $350,000 as of January 2006. Mr. Landekic is eligible to receive additional compensation depending upon achievement of performance goals as established by the Board. Pursuant to the terms of the offer letter, Mr. Landekic was granted an incentive restricted stock grant for a number of shares of common stock equal to 7.5% of the outstanding shares of our common stock. The restricted stock vests over sixteen equal quarterly installments. The offer letter is for no specific term and Mr. Landekic’s employment is at-will. In the event Mr. Landekic is terminated by us other than for “cause” or other than by reason of his “disability,” or he resigns for “good reason,” Mr. Landekic will be entitled to full vesting of stock options and restricted stock previously granted to him and a cash payment equal to two years severance pay.

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     We extended the offer of employment to Edward Smith for the position of Vice President Finance, and Chief Financial Officer pursuant to an offer letter dated December 5, 2005, which provides that his annual salary shall be not less than $200,000 per year, plus a grant of 250,000 stock options. These options vest in equal monthly installments over a three-year period. Mr. Smith is eligible to receive additional compensation depending upon achievement of performance goals as established by the Board. The offer letter is for no specific term and Mr. Smith’s employment is at-will. In the event Mr. Smith is terminated by us other than for “cause” or other than by reason of his “disability,” Mr. Smith will be entitled to full vesting of stock options and restricted stock previously granted to him and a cash payment equal to 12 months of compensation on his first day of employment and progressively declining to six months of compensation at the time of completion of six months of employment and thereafter.

     We extended the offer of employment to Dawn Eringis for the position of Vice President, Business Development pursuant to an offer letter dated December 21, 2002, which provides that her annual salary shall be not less than $150,000 per year plus stock options in an amount to be determined by the Board. Ms. Eringis’ base salary was increased to $190,000 as of January 2006. Ms. Eringis is eligible to receive additional compensation depending upon achievement of performance goals as established by the Board of Directors. Pursuant to the terms of the offer letter, Ms. Eringis was granted an incentive restricted stock grant for a number of shares of common stock equal to 2.0% of the outstanding shares of our common stock. The restricted stock vests over sixteen equal quarterly installments. The offer letter is for no specific term and Ms. Eringis’s employment is at-will. In the event Ms. Eringis is terminated by us other than for “cause” or other than by reason of her “disability,” or she resigns for “good reason,” Ms. Eringis will be entitled to full vesting of stock options and restricted stock previously granted to her and a cash payment equal to one year severance pay.

     We extended the offer of employment to Richard Scott for the position of Vice President, Research pursuant to an offer letter dated September 23, 2002, which provides that his annual salary shall be not less than $150,000 per year plus stock options in an amount to be determined by the Board. Dr. Scott’s base salary was increased to $175,000 and $250,000 per year as of January 2005 and 2006, respectively. Dr. Scott is eligible to receive additional compensation depending upon achievement of performance goals as established by the Board. Pursuant to the terms of the offer letter, Dr. Scott was granted an incentive restricted stock grant for a number of shares of common stock equal to 2.5% of our common stock. The restricted stock vests over sixteen equal quarterly installments. The offer letter is for no specific term and Dr. Scott’s employment is at-will. In the event Dr. Scott is terminated by us other than for “cause” or other than by reason of his “disability,” or he resigns for “good reason,” Dr. Scott will be entitled to full vesting of stock options and restricted stock previously granted to him and a cash payment equal to one year severance pay.

Option Grant Table

     The following table sets forth information concerning individual grants of stock options made pursuant to our 2002 Equity Compensation Plan and our 2005 Omnibus Equity Compensation Plan during fiscal year 2005 to each Named Executive Officer.

	Individual Grants (1)

Name			Percent of Total
	Number of		Options Granted
	Securities		to Employees in
	Underlying		the calendar year	Exercise
	Options		ended December	Price	Expiration
	Granted		31, 2005	Per Share $/Sh	Date

Nicholas Landekic	1,000,000	(1)	43%	1.50	08/11/15
President, Chief Executive Officer and Director	500,000	(2)	21%	1.50	12/02/15

Richard Scott, Ph. D.	250,000	(1)	11%	1.50	08/11/15
Vice President Research

Dawn Eringis	150,000	(1)	6%	1.50	08/11/15
Vice President Business Development

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(1)	Options are incentive stock options and non-qualified stock options to acquire shares of common stock with a stated term of ten years with 50% vesting on the date of grant and the remaining 50% vesting on the one-year anniversary of the grant. If a “change in control” (as defined in our 2005 Omnibus Equity Compensation Plan) were to occur, these options would become immediately exercisable in full.
(2)	Options are incentive stock options and non-qualified stock options to acquire shares of common stock with a stated term of ten years vesting in monthly installments over a three-year period beginning after the date of grant. If a “change in control” (as defined in our 2002 Equity Compensation Plan and our 2005 Omnibus Equity Compensation Plan) were to occur, these options would become immediately exercisable in full.

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Aggregated Option Exercises in Fiscal Year 2005 and Fiscal Year-End Option Values

     The following table sets forth information concerning each exercise of options during fiscal year 2005 by each Named Executive Officer and the 2005 fiscal year-end value of unexercised in-the-money options.

			Number of Unexercised Options at December 31, 2005		Value of Unexercised In-the-Money Options at December 31, 2005

Name	Shares Acquired on Exercise	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Nicholas Landekic	—	$—	500,000	1,000,000	$—	$—
President, Chief Executive Officer and Director

Richard Scott, Ph. D.	—	—	125,000	125,000	—	—
Vice President Research

Dawn Eringis	—	—	75,000	75,000	—	—
Vice President Business Development

     We also grant restricted stock as long-term incentives, along with stock options, to our executives and other employees. Restricted stock grants made to Named Executive Officers appear in the Summary Compensation Table above. We do not sponsor a defined benefit plan at this time.

Equity Compensation Plan Information

     The following table provides information about the securities authorized for issuance under our equity compensation plans as of the end of fiscal year 2005.

(c)
	(a)		Number of securities
	Number of securities to	(b)	remaining available for
	be issued upon exercise	Weighted-average	future issuance under equity
	of outstanding options,	exercise price of	compensation plan
	warrants and rights	outstanding options,	(excluding securities
	(1) (2)	warrants and rights	reflected column (a))

Equity compensation plans
approved by security holders	3,423,000	$1.50	0 (3)

Equity compensation plans
not approved by security
holders	—	—	—

Total:	3,423,000	$1.50	0 (3)

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(1)	This table includes an aggregate of 1,823,000 shares of our common stock issuable upon exercise of outstanding options assumed by us in connection with our acquisition of PolyMedix Pharmaceuticals, Inc. The weighted-average exercise price of such assumed options is $1.50 per share. Since January 1, 2006, options to purchase 400,000 shares of our common stock have been forfeited and cancelled.
(2)	Represents shares of our common stock issuable under our 2005 Omnibus Equity Compensation Plan.
(3)	In December 2005, the Board approved an increase in the number of shares of common stock authorized for issuance under our 2005 Omnibus Equity Compensation Plan from 1,500,000 to 4,000,000. As of September 29, 2006, there are outstanding under the 2005 Omnibus Equity Compensation Plan options to purchase an aggregate of 2,182,500 shares of our common stock. The options have a weighted-average exercise price of $1.50 per share.

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Certain Relationships and Related Transactions

Fordham Financial Management, Inc.

     Fordham Financial Management, Inc., or Fordham Financial, owns warrants to purchase an aggregate of 2,822,000 shares of our common stock. The warrants, which Fordham Financial received for its placement services pursuant to the Placement Agent Agreement described below, represented approximately 18.5% of our common stock as of September 29, 2006, determined in accordance with the beneficial ownership rules of the Securities and Exchange Commission – see the beneficial ownership table under the heading “Stock Ownership of Our Directors, Executive Officers and 5% Beneficial Owners” on pages 13 and 14 of this Proxy Statement. As a result of its equity ownership and the relationships described below, Fordham Financial may be deemed to be an affiliate of ours.

Placement Agent Agreement

     In October 2005, we entered into a Placement Agent Agreement with Fordham Financial. As consideration for the placement services rendered by Fordham Financial in connection with our Series 1 Preferred Stock offering, during the period from November 2005 to February 2006 Fordham Financial received:

•	a total of $1,888,200 in commissions, which represented 10% of the gross proceeds we received for shares of Series 1 Preferred Stock placed by Fordham Financial;

•	a total non-accountable expense allowance of $566,460, which represented 3% of the gross proceeds we received for shares of Series 1 Preferred Stock placed by Fordham Financial; and

•	warrants to purchase an aggregate of up to 2,822,000 shares of our common stock, which represented a warrant to purchase 6,800 shares of our common stock for each unit of 17,000 shares of Series 1 Preferred Stock placed by Fordham Financial. The warrants are currently exercisable, have an exercise price of $1.80 per share and expire on November 8, 2010. The warrants also contain weighted average anti-dilution protection and a cashless exercise provision.

     Pursuant to the terms and provisions of the Placement Agent Agreement, we agreed to indemnify and hold harmless Fordham Financial and each person who controls Fordham Financial within the meaning of Section 15 of the Securities Act, against any and all losses, claims, damages or liabilities resulting from any untrue statement in or omission from the offering materials related to the offering of Series 1 Preferred Stock or any amendment thereto.

     William Baquet, the CEO, principal shareholder and a director of Fordham Financial, entered into various stock purchase agreements in his private capacity with prior stockholders of our Company. As a result, Mr. Baquet currently owns 570,000 shares of our common stock.

Financial Consulting Agreement

     In November 2005, we entered into a Financial Consulting Agreement with Fordham Financial pursuant to which Fordham agreed to provide us with certain financial consulting services, such as advising and assisting us in matters pertaining to our financial requirements, assisting in formulating plans and methods of financing, assisting in obtaining financial management, technical and advisory services, and financial and corporate public relations, during the 12 month period ending in November 2006. As consideration for these financial consulting services, during the period from November 2005 to February 2006 we paid Fordham Financial a total of $188,820, which represented 1% of the gross proceeds we received for shares of Series 1 Preferred Stock placed by Fordham Financial. No additional monies are owed to Fordham Financial for the balance of the term of the Financial Consulting Agreement.

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Proposal 2 – Amendment of
Certificate of Incorporation to Classify Board

General

     Our Certificate of Incorporation currently provides that members of the Board are elected each year for one year terms that expire at the next Annual Meeting of Stockholders. As a result, the entire Board of Directors could be replaced by stockholders at a single Annual Meeting of Stockholders. Delaware law permits a corporation to provide in its certificate of incorporation for a classified board of directors under which directors have staggered terms so that only a single class of directors stand for election each year.

Proposed Amendment

     The Board recommends that Stockholders consider and approve the amendment to our Certificate of Incorporation to provide for the classification of the Board into three classes, each class of directors to be as nearly equal in number to the others as possible, beginning at the Annual Meeting of Stockholders in 2007 (the “Classified Board Proposal”). Under the Classified Board Proposal, each class of the Board will serve a three-year term, with one class elected each year.

     The text of the amendment to the Certificate of Incorporation is as follows:

“that Article FIFTH, Paragraph C of the Certificate be amended and restated in its entirety as follows:

C. Composition and Term of Office. Prior to the annual meeting of stockholders in 2007, each director shall be elected at each annual meeting of stockholders for a term of one year and/or until his or her successor shall be duly elected and qualified. Beginning at the annual meeting of stockholders in 2007, the directors shall be divided into three classes designated Class I, Class II and Class III. Each class shall consist, as nearly as possible, of one-third of the total number of directors constituting the entire Board of Directors. Class I directors shall be originally elected for a term expiring at the annual meeting of stockholders in 2008, Class II directors shall be originally elected for a term expiring at the annual meeting of stockholders in 2009, and Class III directors shall be originally elected for a term expiring at the annual meeting of stockholders in 2010. At each succeeding annual meeting of stockholders beginning in 2008, successors to the class of directors whose term expires at that annual meeting shall be elected for a term expiring at the third succeeding annual meeting of stockholders. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a newly created directorship resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case shall a decrease in the number of directors remove or shorten the term of any incumbent director. A director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office.”

     If the Classified Board Proposal fails to receive the requisite approval by our Stockholders at the Annual Meeting, the Board will remain declassified, meaning that directors elected at future Annual Meetings of Stockholders will continue to serve one-year terms and until their successors are duly elected and qualified.

     If the Classified Board Proposal is adopted, beginning at the Annual Meeting of Stockholders in 2007, the individuals will be nominated for election or re-election, as the case may be, to interim terms as specified in the above amendment pursuant to this Proposal 2. The purpose of the interim terms is to establish the staggered terms of the Board so that not more than one-third of the directors will stand for election each year thereafter. Following the expiration of the respective interim terms, directors of our Company will serve full three-year terms. A majority of the directors then in office, shall fill any vacancy which occurs during the year. A director elected to fill a vacancy will hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of a successor and to such director’s earlier death, resignation or removal.

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     Regardless of whether the classified Board Proposal is adopted, the seven directors nominated for re-election under Proposal 1 will, if elected, serve one-year terms or until the Annual Meeting of Stockholders in 2007 and their successors are duly elected and qualified.

     Considerations In Support of the Proposal

     The purpose of the Classified Board Proposal is to help assure the continuity and stability of our policies in the implementation of our business plan by creating a structure in which over a majority of the Board will have experience serving as directors of the Company following any election of directors. In addition, the Board believes that:

     (i) ensuring continuity of service among the Board members and three year commitments for Board service is desirable;

     (ii) the Classified Board Proposal would facilitate our ability to attract and retain qualified individuals to serve on the Board; and

     (iii) the Classified Board Proposal would also facilitate hiring and retaining competent management personnel by increasing the likelihood of a stable employment environment.

     The Board anticipates that a classified Board of Directors, as described herein, would encourage potential acquirers of our Company to engage in good faith, arm’s length negotiations with the Board with respect to any transaction. However, the Board is not currently aware of any efforts by any party to gain control of our Company, and the Classified Board Proposal is not in response to any such efforts.

     Other Considerations

     The Classified Board Proposal, if adopted, would make the removal of current management and the members of the Board more difficult. Classification of the Board into three classes, with staggered terms so that only one class must stand for election each year, affects every election of directors. Further, because this is a change to the Certificate of Incorporation, it would make it more difficult for stockholders of our Company to change the majority of the directors, even if the only reason for such a change were the performance of the present directors and not the advent of a takeover attempt. For example, at least two Annual Meetings of Stockholders would be necessary to change the majority of the members of the Board if the Classified Board Proposal is adopted.

     The Classified Board Proposal could also have the effect of deterring potential interested parties from initiating proxy contests or from acquiring substantial blocks of our common stock. Such proxy contests and acquisitions of substantial blocks of common stock may increase, at least temporarily, market prices for our common stock. Consequently, if the Classified Board Proposal is approved, our stockholders could be deprived of temporary opportunities to sell their shares at what might be a higher market price. Moreover, by possibly deterring proxy contests or acquisitions of substantial blocks of common stock, the Classified Board Proposal might have the incidental effect of inhibiting certain changes in incumbent management, some or all of whom may be replaced in the course of a change in control of our Company.

     Although we believe that the material provisions of the amendment to our Certificate of Incorporation are set forth above, please refer to the text of the amendment, a copy of which is attached as Appendix B to this Proxy Statement.

Vote and Recommendation

     The affirmative vote of the holders of at least 75% of the votes which all the stockholders would be entitled to cast in any annual election of directors will be required for approval of this proposal.

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     Our Board of Directors unanimously recommends a vote “FOR” the approval of the proposed amendment to our Certificate of Incorporation.

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Proposal 3 – Amendment of Equity Compensation Plan
to Increase Number of Shares Available Under the Plan

     In December 2005, the Board adopted an amendment to our 2005 Omnibus Equity Incentive Plan (the “Plan”), to increase the number of shares of common stock reserved for issuance under the Plan by 2,500,000 shares from 1,500,000 to 4,000,000. As of September 29, 2006, there are outstanding under the 2005 Plan options to purchase an aggregate of 2,182,500 shares of our common stock. We are seeking stockholder approval in order to satisfy the requirements of performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), the requirements under Section 422 of the Code with respect to incentive stock options to the extent such options are granted under the Plan, and to be consistent with the rules of AMEX. In October 2006, the Board adopted additional amendments to the Plan, which do not require stockholder approval, to comply with certain changes in the law and US GAAP requirements for stock-based compensation arrangements and to include certain other operational provisions.

     We face intense competition in recruiting high quality personnel, and in retaining our employees. The Board continues to believe that stock-based incentives are important factors in attracting, retaining and awarding officers, employees, directors and consultants and closely aligning their interests with those of our Stockholders. The Board further believes that the changes reflected in the amended Plan are consistent with our compensation philosophy (and with responsible compensation policies generally) and will preserve our ability to attract and retain capable officers, employees, directors and consultants who will add to our continued growth and overall success. The Board believes that the number of shares currently available for issuance under the Plan is not sufficient in view of our compensation structure and strategy and that the availability of the additional 2,500,000 shares will ensure that we continue to have a sufficient number of shares of common stock authorized for issuance under the Plan. The Board adopted this amendment to ensure that, as we grow over the coming year, we can operate effectively in our recruitment efforts, and create incentives for the retention of employees and other service providers, by granting the equity arrangements available under the Plan to employees, directors, and key consultants at levels determined appropriate by the Compensation Committee.

     The following table shows the amounts that will be received by or allocated to each of the following under the Proposal being acted upon:

	PolyMedix, Inc. 2005 Omnibus Equity Compensation Plan
Name and Position	Dollar Value ($)(1)	Number of Units
Edward F. Smith, Vice President and Chief Financial Officer	$775,000	250,000
Executive Group(2)	$775,000	250,000
Non-Executive Director Group(2)	$558,000(3)	180,000(3)
Non-Executive Officer Employee Group(2)	$782,750	252,500

     (1) The value of the awards is based on the closing price of the Company’s common stock on September 29, 2006.

     (2) Awards under the 2005 Plan are discretionary and that no awards are currently planned with respect to any other employee or director.

     (3) Pursuant to our non-employee director compensation policy, non-employee directors will receive, in addition to certain annual cash payments, a grant of 180,000 shares of common stock upon first becoming a member of the Board. In addition, on the date of each Annual Meeting of Stockholders, each non-employee director reelected at such Annual Meeting may, at the discretion of the entire Board, receive additional equity compensation awards.

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     The following is a summary of the material terms and conditions of the Plan, as proposed to be amended, and is qualified in its entirety by the provisions contained in the Plan, as amended, a copy of which is attached to this Proxy Statement as Appendix C. The essential features of the Plan are outlined below:

Shares Subject to the Plan

     The maximum number of shares of common stock with respect to which awards may be made under the Plan is 4,000,000. In the event of any stock split, reverse stock split, stock dividend, recapitalization, reclassification or other similar event or transaction, the Compensation Committee will make such equitable adjustments to the number, kind and price of shares subject to outstanding grants and to the number of shares available for issuance under the Plan as it deems necessary or appropriate. Shares subject to forfeiture, cancelled or expired awards granted under the Plan will again become available for issuance under the Plan. In addition, shares surrendered in payment of any exercise price or in satisfaction of any withholding obligation arising in connection with an award granted under the Plan will again become available for issuance under the Plan.

Administration

     A committee of two or more non-employee directors appointed by the Board administers the Plan (the “Committee”). Presently, the Compensation Committee of the Board administers the Plan. The Committee interprets the Plan, selects award recipients, determines the number of shares subject to each award and establishes the price, vesting and other terms of each award. While there are no predetermined performance formulas or measures or other specific criteria used to determine recipients of awards under the Plan, awards are based generally upon consideration of the grantee's position and responsibilities, the nature of services provided, the value of the services to us, the present and potential contribution of the grantee to our success, the anticipated number of years of service remaining and other factors which the Board or the Committee deems relevant.

Eligibility

     Employees, directors, consultants and other service providers of our Company and its affiliates are eligible to participate in the Plan, provided, however, that only employees of our Company are eligible to receive incentive stock options. Other than consultants and other service providers, the number of currently eligible participants in the Plan is approximately 18. The maximum number of shares that are the subject of grants made under the Plan to any individual during any calendar year may not exceed 250,000 shares, subject to certain adjustments. A participant in the Plan may not accrue dividend equivalents during any calendar year in excess of $500,000.

Amendment and Termination of Plan

     The Board may amend, alter or discontinue the Plan at any time; provided, however, that the Board may not amend the Plan without stockholder approval if such approval is required in order to comply with the Code or applicable laws or to comply with applicable stock exchange requirements. The Committee may not reprice options, and the Board may not amend the Plan to permit repricing of options, unless stockholders provide prior approval for such repricing. The Plan will terminate on the day immediately preceding the tenth anniversary of the Plan’s effective date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders.

Grants

     Grants made under the Plan may consist of incentive stock options, non-qualified stock options, stock appreciation rights or “SARs”, stock awards, stock unit awards, dividend equivalents and other stock-based awards. Each grant is subject to the terms and conditions set forth in the Plan and to those other terms and conditions specified by the Committee and memorialized in a written grant agreement between our Company and grant recipient (the “Grant Instrument”).

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Stock Options.

     The Plan permits the grant of incentive stock options (“ISOs”) to our employees and the employees of our subsidiaries. The Plan also provides for the grant of non-qualified stock options (“NQSOs”) to our employees, directors, and consultants and other individuals who perform services for us (as well as to employees, directors, consultants and service providers of our subsidiaries). The exercise price of any stock option granted under the Plan will be equal to or greater than the fair market value of such stock on the date the option is granted, provided, however, that the exercise price of any incentive stock options granted under the Plan to an employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of our stock or any parent or subsidiary of us, may not be less than 110% of the fair market value of our common stock on the date of grant. Generally, payment of the option price may be made (i) in cash, (ii) with the Committee’s consent, by means of a “net settlement” whereby a number of shares equal to the difference between the number of shares as to which the option is then being exercised and the number of shares actually issued to the participant upon such net settlement will be deemed to have been received by us in satisfaction of the exercise price, (iii) through a broker in accordance with applicable laws, or (iv) with a combination of cash and shares. The participant must pay the option price and the amount of withholding tax due, if any, at the time of exercise. Shares of common stock will not be issued or transferred upon exercise of the option until the option price and the withholding obligation are fully paid.

     Under the Plan, each option is exercisable at such time and to such extent as specified in the pertinent Grant Instrument between our Company and the option recipient. However, no option shall be exercisable with respect to any shares of common stock more than ten years after the date of grant of such award and no incentive stock option that is granted to an employee, who at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of our Company, or any parent or subsidiary of ours, may be exercised more than five years from the date of grant. Unless otherwise specified by the appointed committee with respect to a particular option, all options are non-transferable, except upon death.

Effects of Termination of Service with our Company

     Generally, unless provided otherwise in the Grant Instrument, the right to exercise any option or SAR (described below) terminates ninety (90) days following termination of the participant’s relationship with the Company for reasons other than death, disability or termination for “cause” as defined in the Plan. If the participant’s relationship with us terminates due to death or disability, unless provided otherwise in the Grant Instrument, the right to exercise an option or SAR will terminate the earlier of one year following such termination or the original expiration date. If the participant’s relationship with us is terminated for “cause”, any option or SAR not already exercised will automatically be forfeited as of the date such termination.

Stock Awards

     We may issue awards of our common stock pursuant to the terms of the Plan. A stock award may be issued for consideration or for no consideration and may be subject to certain restrictions and risk of forfeiture (such as the completion of a period of service or attainment of a performance goal) as determined by the Committee and set forth in the Grant Instrument governing the stock award. If a participant’s employment terminates before the vesting condition is fulfilled, the shares will be forfeited. While the shares remain unvested, a participant may not sell, assign, transfer, pledge or otherwise dispose of the shares. Unless otherwise determined by the Committee, a stock award entitles the participant to all of the rights of a stockholder of our Company, including the right to vote the shares and the right to receive any dividends thereon.

Stock Units

     The Plan provides for the grant of stock units to employees, non-employee directors, or consultants or other individuals who perform services for us, subject to any terms and conditions, including the fulfillment of specified performance goals or other conditions, as may be established by the Committee. Each stock unit represents one hypothetical share of common stock and the right of the grantee to receive an amount based on the value of a share of our common stock. Payments with respect to stock units may be made in cash or in shares of common stock as determined by the appointed committee.

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Stock Appreciation Rights

     The Plan also provides for the grant of SARs, either alone or in tandem with stock options. An SAR entitles its holder to a cash payment of the excess of the fair market value of our common stock on the date of exercise, over the fair market value of our common stock on the date of grant. An SAR issued in tandem with a stock option will have the same terms as the stock option. The terms of an SAR granted alone, without an option, will be established by the Committee, in the Grant Instrument governing the SAR.

Other Stock-Based Award

     The Committee may grant other stock-based awards, other than those described herein, that are based on, measured by or payable in shares of common stock on such terms and conditions as the Committee may determine. Such awards may be subject to the achievement of performance goals or other conditions and may be payable in cash, shares of common stock or any combination of cash and shares of common stock as the Committee shall determine.

Dividend Equivalents

     The Committee may grant dividend equivalents in connection with grants under the Plan. Dividend equivalents may be paid currently or accrued as contingent cash obligations and may be payable in cash or shares of common stock, and upon such terms as the appointed committee may establish, including the achievement of specific performance goals.

Change of Control of the Company

     In the event of a Change of Control, as that term is defined in the Plan, of our Company, the Committee has discretion to, among other things, accelerate the vesting of outstanding grants, cashout outstanding grants or exchange outstanding grants for similar grants of a successor company. A Change of Control of our Company will be deemed to have taken place upon the:

•	the acquisition by any person of direct or indirect ownership of securities representing more than 50% of the voting power of our then outstanding stock;

•	a consolidation or merger of our Company resulting in the stockholders of the Company immediately prior to such event not owning at least a majority of the voting power of the resulting entity’s securities outstanding immediately following such event;

•	the sale of substantially all of our assets;

•	the liquidation or dissolution of our Company; or

•	the occurrence of any similar transaction deemed by the Board to be a Change of Control.

Effect of Federal Income Taxation.

NQSOs

     There are no federal income tax consequences to participants or to us upon the grant of an NQSO. Upon the exercise of an NQSO, participants will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the exercise price of the NQSO and we generally will be entitled to a corresponding federal income tax deduction at that time. Upon the sale of shares acquired by exercise of an NQSO, a participant will have a capital gain or loss (long-term or short-term depending upon the length of time the shares were held) in an amount equal to the difference between the amount realized upon the sale and the participant’s adjusted tax basis in the shares (the exercise price plus the amount of ordinary income recognized by the participant at the time of exercise of the NQSO).

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ISOs

     Participants will not be subject to federal income taxation upon the grant or exercise of an ISO and we will not be entitled to a federal income tax deduction by reason of such grant or exercise. However, the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price is an item of tax preference subject to the alternative minimum tax applicable to the person exercising the ISO. A sale of shares acquired by exercise of an ISO that does not occur within one year after the exercise or within two years after the grant of the ISO generally will result in the recognition of long-term capital gain or loss in the amount of the difference between the amount realized on the sale and the option exercise price and we will not be entitled to any tax deduction in connection therewith.

     If such sale occurs within one year from the date of exercise of the ISO or within two years from the date of grant (a “disqualifying disposition”), the participant generally will recognize ordinary income equal to the lesser of the excess of the fair market value of the shares on the date of exercise over the exercise price, or the excess of the amount realized on the sale of the shares over the exercise price. We generally will be entitled to a tax deduction on a disqualifying disposition corresponding to the ordinary compensation income recognized by the participant.

     Generally, where previously acquired common stock is used to exercise an outstanding ISO or NQSO, appreciation on such stock will not be recognized as income. However, if such common stock was acquired pursuant to the exercise of an ISO, a disqualifying disposition will be deemed to have occurred if such stock is used to exercise another ISO prior to the expiration of the applicable holding periods.

SARs

     The participant will not recognize any income upon the grant of an SAR. Upon the exercise of an SAR, the participant will recognize ordinary compensation income equal to the value of the shares of common stock and/or cash received upon such exercise, and we will be entitled to a corresponding deduction. Shares received in connection with the exercise of an SAR will have a tax basis equal to their fair market value on the date of transfer, and the holding period of the shares will commence on that date for purposes of determining whether a subsequent disposition of the shares will result in long-term or short-term capital gain or loss.

Stock Awards

     A participant normally will not recognize taxable income upon the grant of a stock award, we will not be entitled to a deduction, until such stock is transferable by the participant or is no longer subject to a substantial risk of forfeiture for federal tax purposes, whichever occurs earlier. When such common stock is either transferable or is no longer subject to a substantial risk of forfeiture, the participant will recognize ordinary compensation income in an amount equal to the difference between the fair market value of the common stock at that time and the amount paid by the participant for the shares, if any. We will be entitled to a deduction equal to the income recognized by the participant.

     A participant may, however, elect to recognize ordinary compensation income in the year the restricted stock is awarded in an amount equal to the difference between the fair market value of our common stock at that time, determined without regard to any restrictions, and the amount paid by the participant for the shares, if any. In this event, we will be entitled to a deduction equal to the amount recognized as compensation by the participant in the same year. In addition, in this event, the participant will not be required to recognize any taxable income upon vesting of the shares. Any gain or loss recognized by the participant upon subsequent disposition of the common stock will be capital gain or loss (long or short term, depending on how long the shares were held). If, after making the election, any common stock subject to an award is forfeited, the participant will not be entitled to any tax deduction or tax refund.

Stock Units

     A participant will not recognize taxable income upon the grant of a stock unit, and we will not be entitled to a deduction, until the shares and/or cash with respect to the stick unit are transferred to the participant, generally at the end of the vesting period. At the time of transfer, the participant will recognize ordinary income equal to the value of that common stock and/or cash. We will be entitled to a deduction equal to the income recognized by the participant. The subsequent disposition of shares acquired pursuant to a stock unit award will result in capital gain or loss (based upon the difference between the price received upon disposition and the participant’s basis in those shares – i.e., generally, the market value of the shares at the time of their distribution).

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Section 162(m)

     It is intended that the grant of ISOs, NQSOs and SARs under the Plan may be structured to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code.

Vote and Recommendation

     The affirmative vote of the holders of a majority of the shares of common and preferred stock present in person or represented by proxy and entitled to vote on the item will be required for approval of this proposal.

     Our Board of Directors unanimously recommends a vote “FOR” the approval of the proposed amendment to our 2005 Omnibus Equity Compensation Plan.

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Proposal 4 – Ratification of Appointment of
Independent Registered Public Accounting Firm

     The Audit Committee of the Board has appointed Deloitte & Touche LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2006, subject to stockholder ratification. Deloitte & Touche LLP has served as our independent registered public accounting firm since February 2006. Prior to 2006, we did not have an independent registered public accounting firm audit our financial statements or provide other audit services.

     Stockholder ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm is not required by our By-Laws or Delaware corporate law. The Board seeks such ratification as a matter of good corporate practice. Should the Stockholders fail to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm, the Board will reconsider whether to retain that firm for fiscal year 2006. In making its recommendation to the Board that stockholders ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year beginning January 1, 2006, the Audit Committee considered whether Deloitte & Touche LLP’s provision of non-audit services is compatible with maintaining the independence of our independent registered public accounting firm. The Audit Committee pre-approved the audit fees, audit-related fees, tax fees and all other fees described below in accordance with our pre-approval policy and believes such fees are compatible with the independence of Deloitte & Touche LLP.

     Audit Fees. In 2006, we engaged Deloitte & Touche LLP to audit our financial statements from August 8, 2002 (inception) to December 31, 2005. The aggregate fees billed by Deloitte & Touche LLP for professional services rendered in 2006 for the audit of such financial statements and for services that are normally provided by Deloitte & Touche LLP in connection with statutory and regulatory filings or engagements, were approximately $75,000.

     Audit-Related Fees. During 2006 to date, there were no fees billed that are not reported under Audit Fees above for assurance and related services by Deloitte & Touche LLP that are reasonably related to the performance of the audits of our financial statements.

     Tax Fees. During 2006 to date, there were no fees billed for tax compliance, tax advice or tax planning services.

     All Other Fees. During 2006 to date, there were no fees billed for other products and services provided by Deloitte & Touche LLP than the services reported above under Audit Fees.

Pre-approval Policies and Procedures.

     The Audit Committee is required to review and approve in advance the retention of the independent auditors for the performance of all audit and lawfully permitted non-audit services and the fees for such services. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals for the performance of non-audit services, and any such Audit Committee member who pre-approves a non-audit service must report the pre-approval to the full Audit Committee at its next scheduled meeting. The Audit Committee is required to periodically notify the Board of their approvals. The required pre-approval policies and procedures were complied with during 2006.

Deloitte & Touche LLP Representatives at Annual Meeting

     We expect that representatives of Deloitte & Touche LLP will be present at the Annual Meeting. They will be given the opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions after the meeting.

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Vote Required and Recommendation

     The affirmative vote of the holders of a majority of the shares of common and preferred stock present in person or represented by proxy and entitled to vote on this proposal is required for approval of this proposal.

     The Board recommends that stockholders vote “FOR” ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2006 as described in this Proposal 4.

Requirements for Advance Notification of Nominations
and Stockholder Proposals

Advance Notice Requirements for next year’s Annual Meeting

           To be included in the mailing of the Notice of Annual Meeting of Stockholders, Proxy Statement, and Proxy voting card for next year’s annual meeting, stockholder proposals must be received on or after July 17, 2007 and on or before August 16, 2007 by our Corporate Secretary, at 3701 Market Street; Suite 442, Philadelphia, Pennsylvania 19104. However, in the event that the date of next year’s Annual Meeting is advanced by more than 20 days or delayed by more than 60 days from November 14, 2007, stockholder proposals must be received not earlier than the 120th day prior to the date of the 2007 Annual Meeting and not later than the later of the 90th day prior to the 2007 Annual Meeting and the tenth day following the day on which we make public disclosure of the date of the 2007 Annual Meeting. You should submit any proposal by a method that permits you to prove the date of delivery to us. Please note that after December 1, 2006, our mailing address will change to PolyMedix, Inc., 170 North Radnor Chester Road, Suite 300, Radnor, PA 19087.

Other Requirements

     You also must comply with all applicable requirements of the Exchange Act for nominations of directors and proposals of business to be conducted at stockholder meetings. If you have not complied with the procedures described above, the chairman of a meeting may refuse to acknowledge your nomination or proposal. These procedures will not be deemed to affect any of your rights under Rule 14a-8 under the Exchange Act to request inclusion of proposals in our proxy statements.

OTHER MATTERS

     The Board does not intend to bring any other matters before the Annual Meeting and has no reason to believe any other matters will be presented. If other matters properly do come before the Annual Meeting, however, it is the intention of the persons named as proxy agents in the enclosed proxy card to vote on such matters as they deem appropriate.

     The costs of preparing, assembling, mailing and soliciting the proxies will be borne by us. Proxies may be solicited, without extra compensation, by our officers and employees by mail, telephone, facsimile, personal interviews and other methods of communication.

     If you and other residents at your mailing address own shares in street name, your broker or bank may have sent you a notice that your household will receive only one copy of proxy materials for each company in which you hold shares through that broker or bank. This practice of sending only one copy of proxy materials is known as householding. If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If the foregoing procedures apply to you, your broker has sent one copy of our proxy statement to your address. If you want to receive separate copies of the proxy materials in the future, or you are receiving multiple copies and would like to receive only one copy per household, you should contact your stockbroker, bank or other nominee record holder, or you may contact us at the address or telephone number below. In any event, if you did not receive an individual copy of this proxy statement, we will send a copy to you if you address your written request to, or call, Edward F. Smith, Vice President, Chief Financial Officer and Secretary of PolyMedix, Inc., 3701 Market Street, Suite 442, Philadelphia, Pennsylvania, 19104, telephone number (215) 966-6227. Please note that after December 1, 2006, our mailing address will change to PolyMedix, Inc., 170 North Radnor Chester Road, Suite 300, Radnor, PA 19087.

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PolyMedix, Inc.

3701 Market Street; Suite 442
Philadelphia, Pennsylvania 19104

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS – November 14, 2006
(This Proxy is solicited by the Board of Directors of the Company)

The undersigned Stockholder of PolyMedix, Inc. hereby appoints Nicholas Landekic, President and Chief Executive Officer, and Edward F. Smith, Vice President, Chief Financial Officer and Secretary, and each of them, with full power of substitution, proxies to vote the shares of stock that the undersigned could vote if personally present at the Annual Meeting of Stockholders of PolyMedix, Inc. to be held at the Radnor Hotel at 591 East Lancaster Avenue, St. Davids, PA 19087, on November 14, 2006, at 8:00 A.M. (Eastern Standard Time), or any adjournment thereof.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS NAMED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4.

(Continued and to be signed on reverse side)

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PolyMedix, Inc.
3701 Market Street; Suite 442
Philadelphia, Pennsylvania 19104

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return to PolyMedix, Inc., c/o AST Operations Center, 6201 15th Avenue Brooklyn, NY 11219.

Please date, sign and mail your proxy card back as soon as possible.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED

POLYMEDIX, INC.

Vote on Directors

1. ELECTION OF DIRECTORS	For All	Withhold All	For All Except

NOMINEES:

01) Nicholas Landekic	05) Michael E. Lewis, Ph.D.
02) Frank Slattery, Jr.	06) I. Wistar Morris, III
03) Frank M. DeLape	07) Shaun F. O’Malley
04) William N. Kelley, M.D.

To withhold authority to vote for an individual nominee, MARK “For All Except” and write the nominee’s number on the line below.

________________________________________

2. PROPOSAL TO APPROVE AN AMENDMENT OF OUR CERTIFICATE OF INCORPORATION TO CLASSIFY THE BOARD OF DIRECTORS INTO THREE CLASSES WITH EACH CLASS HAVING A STAGGERED THREE-YEAR TERM.

FOR	AGAINST	ABSTAIN

3. PROPOSAL TO AMEND OUR 2005 OMNIBUS EQUITY COMPENSATION PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE UNDER THE PLAN.

FOR	AGAINST	ABSTAIN

4. PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2006.

FOR	AGAINST	ABSTAIN

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5. IN THEIR DISCRETION UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND THE RELATED PROXY STATEMENT.

Note: Please date and sign exactly as your name appears on the envelope in which this material was mailed. If shares are held jointly, each stockholder should sign. Executors, administrators, trustees, etc. should use full title, and if more than one, all should sign. If the stockholder is a corporation, please sign full corporate name by an authorized officer. If the stockholder is a partnership, please sign full partnership name by an authorized person.

Signature:	Email:

Signature (Joint Owners):	Email:

Date:

Date:

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Appendix A

CHARTER OF THE
AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS OF
POLYMEDIX, INC.

STATEMENT OF PURPOSE

          The Audit Committee (the “Committee”) of PolyMedix, Inc. (the “Company”) shall assist the Board of Directors (the “Board”) in monitoring (i) the integrity of the Company’s financial statements in compliance with the Securities and Exchange Commission (the “SEC”), the American Stock Exchange (the “AMEX”), the Public Company Accounting Oversight Board, or any other qualified entity; (ii) the Company’s compliance with other regulatory requirements; (iii) the annual independent audit of the Company’s financial statements; and (iv) the independent auditors independence and qualifications. The Committee shall also work to provide (i) effective communication between the Board and the Company’s independent public accountants, and (ii) support for management’s efforts to enhance the quality of the Company’s internal control structure.

          The Committee does not plan or conduct audits, nor does it determine that the Company’s financial statements and disclosures are complete, accurate and in accordance with generally accepted accounting principles and applicable rules and regulations. These functions are the responsibility of Company management and the independent auditor.

COMPOSITION AND TERM

          The Committee shall be comprised of not less than three members of the Board, and the Committee’s composition will: (i) meet the independence and experience requirements of the American Stock Exchange as set forth AMEX Rules as modified or supplemented from time to time, (ii) meet the independence and experience requirements of Section 10A(m)(3) of the Securities and Exchange Act of 1934 (the “Exchange Act”), and (iii) meet the requirements of the rules and regulations of the SEC. Accordingly, all of the members of the Committee will be directors who:

1.	Have no relationship to the Company that may interfere with the exercise of their independence from management and the Company;

2.	Are not affiliates of the Company;

3.	Do not receive any payments from the Company other than in the capacity as director;

4.	Are able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement; and

5.	Have not participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years.

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          At least one member of the Committee must be financially sophisticated pursuant to AMEX rules in that such member or members must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in such individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

          The members of the Committee shall be appointed by the Board and shall serve until their successors shall be duly elected and qualified. Unless a Chairperson of the Committee is elected by the full Board, the members of the Committee may designate a Chairperson of the Committee by majority vote of the full Committee membership.

RELATIONSHIP WITH INDEPENDENT AUDITORS

          The Company’s independent auditors shall be accountable to the Committee, and the Committee shall have ultimate authority to select, evaluate and replace the Company’s independent auditors. The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The independent auditor shall report directly to the Committee.

MEETINGS

          The Committee shall meet, in person or by teleconference, at such times and from time to time, as it deems appropriate, but in any event not less than four times a year. A majority of the members of the Committee shall constitute a quorum for the transaction of business. Approval by a majority of the members present at a meeting at which a quorum is present shall constitute approval by the Committee. The Committee may also act by unanimous written consent without a meeting. Minutes of each meeting reflecting, among other things, all actions taken by the Committee, should be recorded by the secretary of such meeting, who shall be appointed by the Chairperson at each such meeting. The Committee shall report to the Board at the first Board meeting following each such Committee meeting.

          The Company’s independent public accountants shall attend at least one of the Committee’s meetings each year. The Committee may request members of management or others to attend meetings and to provide pertinent information as necessary. The Committee shall provide each of management and the independent public accountants with appropriate opportunities to meet privately with the Committee.

DUTIES AND RESPONSIBILITIES

          The duties of the Committee shall include the following:

1.	Prior to the filing of the Annual Report on Form 10-K (“Form 10-K”) or any Quarterly Report on Form 10-Q (Form 10-Q”), review the results of the quarterly reviews and year-end audit of the Company, including:

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a.	The Annual Report on Form 10-K and Quarterly Reports on Form 10-Q to be filed with the SEC, the management recommendation letter on accounting procedures and controls prepared by the independent public accountants, and any other material written communications or reports and management’s responses concerning such reports;

b.	Any material accounting issues identified by management or the independent public accountants; and

c.	All matters required to be communicated by the independent public accountants to the Committee under generally accepted accounting principles, as amended.

2.	Review and approve all related-party transactions, defined as those transactions required to be disclosed under Item 404 of Regulation S-K.

3.	Review with management and the independent public accountants such accounting policies (and changes therein) of the Company, including any financial reporting issues and judgments made in connection with the preparation of the on the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, as are deemed appropriate for review by the Committee prior to any interim or year-end filings with the SEC or other regulators and discuss alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

4.	Review the independent auditors’ attestation report regarding the management internal control report of the Company to be included in the Company’s annual report and review with management its internal controls report, including any issues as to the adequacy of the Company’s internal control over financial reporting and any special steps adopted in light of material control deficiencies.

5.	Review disclosures made to the Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal control over financial reporting.

6.	Discuss with management the Company’s use of “pro forma” or “adjusted” non-GAAP information, if any, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

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7.	Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

8.	The Committee shall obtain form the independent auditors assurance that Section 10A(b) and Rule 13b2-2(b) under the Exchange Act have not been implicated.

9.	Ensure that the Company’s independent auditors submit on a periodic, but not less than annual, basis to the Committee a written statement regarding (a) the independent auditors’ internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditors and the Company, whether or not such relationships would specifically violate applicable rules regarding independence. The Committee should review and discuss the contents of the report with the independent auditors.

10.	Pre-approval of all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

11.	The Committee shall review the experience and qualifications of the senior members of the independent audit team, and ensure the rotation of the audit partners of the independent auditor as required by law. The Committee shall consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis. The Committee shall recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditors who participated in any capacity in the audit of the Company. The Committee may also review with the independent auditors any communications between the audit team and the audit firm's national office respecting auditing or accounting issues presented by the engagement.

12.	The Committee shall review the independent auditors’ audit plan, including scope, staffing, locations, reliance upon management and general audit approach.

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13.	The Committee shall review major changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditors or management and shall consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

14.	Review and revise the Board on the appointment or replacement of the senior internal auditor.

15.	In consultation with management, the independent accountants and the senior internal auditor, review and approve the plan and scope of internal audit activities.

16.	Review, at least annually, internal audit activities, and approve the necessary budget and staffing to complete the planned internal audit activities.

17.	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

18.	Meet annually with counsel when appropriate to review legal and regulatory matters, if any, that could have a material impact on the financial statements.

19.	The Committee shall discuss with management and the independent auditors any correspondence with regulators or governmental agencies and any employee complaints or published reports that raise material issues regarding the Company's financial statements or accounting policies.

20.	Establish, review, and update periodically a Code of Ethical Conduct, and ensure that management has established a system to enforce this Code.

21.	Prepare a report to the stockholders of the Company to be included in the Company’s annual proxy statement.

22.	Make a periodic, but not less than annual, review of this Charter.

          The Committee shall also undertake such additional activities within the scope of its primary function as the Committee from time to time determines. The Committee may retain independent counsel, accountants or others to assist with conducting any investigation. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.

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Appendix B

CERTIFICATE OF AMENDMENT
OF
THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
POLYMEDIX, INC.

     POLYMEDIX, INC., (the “Corporation”), a corporation organized and existing under of the General Corporation Law of the State of Delaware, does hereby certify:

     FIRST: That the board of directors of the Corporation (the “Board of Directors”), at a duly convened meeting of the Board of Directors, duly adopted a resolution declaring advisable the amendment of the Amended and Restated Certificate of Incorporation of the Corporation, as amended (the “Certificate”), and submitted the same to the stockholders of the Corporation for approval. The resolution setting forth the proposed amendment is as follows:

     RESOLVED, that Article FIFTH, Paragraph C of the Certificate be amended and restated in its entirety as follows:

“C. Composition and Term of Office. Prior to the annual meeting of stockholders in 2007, each director shall be elected at each annual meeting of stockholders for a term of one year and/or until his or her successor shall be duly elected and qualified. Beginning at the annual meeting of stockholders in 2007, the directors shall be divided into three classes designated Class I, Class II and Class III. Each class shall consist, as nearly as possible, of one-third of the total number of directors constituting the entire Board of Directors. Class I directors shall be originally elected for a term expiring at the annual meeting of stockholders in 2008, Class II directors shall be originally elected for a term expiring at the annual meeting of stockholders in 2009, and Class III directors shall be originally elected for a term expiring at the annual meeting of stockholders in 2010. At each succeeding annual meeting of stockholders beginning in 2008, successors to the class of directors whose term expires at that annual meeting shall be elected for a term expiring at the third succeeding annual meeting of stockholders. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a newly created directorship resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case shall a decrease in the number of directors remove or shorten the term of any incumbent director. A director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office.”

     SECOND: That the stockholders of the Corporation have duly approved the aforesaid amendment in accordance with the provisions of Section 211 of the General Corporation Law of the State of Delaware.

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     THIRD: That the aforesaid amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, PolyMedix, Inc. has caused this Certificate of Amendment to be signed by an authorized officer this ___ day of November, 2006.

POLYMEDIX, INC.

By: /s/ Nicholas Landekic
Name: Nicholas Landekic
Title: President and Chief Executive Officer

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Appendix C

POLYMEDIX, INC

2005 OMNIBUS EQUITY COMPENSATION PLAN

(AMENDED AND RESTATED EFFECTIVE [__________ __, 2006])

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POLYMEDIX, INC

2005 OMNIBUS EQUITY COMPENSATION PLAN
(Amended and Restated Effective [______, 2006])

     The Plan was originally effective [____________, 200_] and was then known as the BTHC II Acquisition Corporation 2005 Omnibus Equity Compensation Plan. The Plan is now hereby amended and restated as set forth in this document, effective ________ __, 2006 as the PolyMedix, Inc. 2005 Omnibus Equity Compensation Plan. Furthermore and in connection with this amendment and restatement, the Plan is revised to (i) comply with certain changes in the law and US GAAP requirements for stock-based compensation arrangements, (ii) increase the number of shares of the Company’s Common Stock subject to the Plan and (iii) include certain other operational provisions.

     The purpose of the PolyMedix, Inc. 2005 Omnibus Equity Compensation Plan (the “Plan”) is to provide (i) designated employees of PolyMedix, Inc. (the “Company”) and its subsidiaries, (ii) certain consultants and advisors who perform services for the Company or its subsidiaries, and (iii) non-employee members of the Board of Directors of the Company and its subsidiaries with the opportunity to receive grants of incentive stock options, nonqualified stock options, stock appreciation rights, stock awards, stock units and other stock-based awards. The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company’s stockholders, and will align the economic interests of the participants with those of the stockholders.

Section 1. Definitions

     The following terms shall have the meanings set forth below for purposes of the Plan:

(a) “Board” shall mean the Board of Directors of the Company.

(b) “Cause” shall mean, except to the extent specified otherwise by the Committee, a finding by the Committee that the Grantee (i) has breached his or her employment or service contract with the Employer, (ii) has engaged in disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty, (iii) has disclosed trade secrets or confidential information of the Employer to persons not entitled to receive such information, (iv) has breached any written non-competition or non-solicitation agreement between the Grantee and the Employer or (v) has engaged in such other behavior detrimental to the interests of the Employer as the Committee determines.

(c) “Change of Control” shall be deemed to have occurred if˜

(i) Any “person” (as such term is used in sections 13(d) and 14(d) of the Exchange Act) (other than persons who are stockholders on the effective date of the Plan) becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then outstanding securities of the Company; provided that a Change of Control shall not be deemed to occur as a result of a change of ownership resulting from the death of a stockholder, and as a result of a transaction in which the Company becomes a subsidiary of another corporation and in which the stockholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the parent corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote); or

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(ii) The consummation of (a) a merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote), or where the members of the Board, immediately prior to the merger or consolidation, would not, immediately after the merger or consolidation, constitute a majority of the board of directors of the surviving corporation, (b) a sale or other disposition of all or substantially all of the assets of the Company, or (c) a liquidation or dissolution of the Company.

(d) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(e) “Committee” shall mean the committee, consisting of members of the Board, designated by the Board to administer the Plan, as described in Section 2.

(f) “Company” shall mean PolyMedix, Inc. and shall include its successors.

(g) “Company Stock” shall mean a share of common stock of the Company.

(h) “Disability” or “Disabled” shall mean a Grantee’s becoming disabled within the meaning of section 22(e)(3) of the Code, within the meaning of the Employer’s long-term disability plan applicable to the Grantee, or as otherwise determined by the Committee.

(i) “Dividend Equivalent” shall mean an amount determined by multiplying the number of shares of Company Stock subject to a Grant by the per-share cash dividend paid by the Company on Company Stock, or the per-share fair market value (as determined by the Committee) of any dividend paid on Company Stock in consideration other than cash.

(j) “Employee” shall mean an employee of an Employer.

(k) “Employed by, or providing service to, the Employer” shall mean employment or service as an Employee, Key Advisor or member of the Board (so that, for purposes of exercising Options and SARs and satisfying conditions with respect to other Grants, a Grantee shall not be considered to have terminated employment or service until the Grantee ceases to be an Employee, Key Advisor and member of the Board), unless the Committee determines otherwise.

(l) “Employer” shall mean the Company and its subsidiaries and other related entities, as determined by the Committee.

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(m) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(n) “Exercise Price” shall mean the purchase price of Company Stock subject to an Option.

(o) “Fair Market Value” shall mean:

(i) If the Company Stock is publicly traded, then the Fair Market Value per share shall be determined as follows: (x) if the principal trading market for the Company Stock is a national securities exchange or the Nasdaq National Market, the last reported sale price thereof on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, or (y) if the Company Stock is not principally traded on such exchange or market, the mean between the last reported “bid” and “asked” prices of Company Stock on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines.

(ii) If the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transactions or “bid” or “asked” quotations as set forth above, the Fair Market Value per share shall be as determined by the Committee through any reasonable valuation method authorized under section 409A of the Code or section 422 of the Code, as applicable.

(p) “Grant” shall mean a grant of Options, SARs, Stock Awards, Stock Units or Other Stock-Based Awards under the Plan.

(q) “Grant Instrument” shall mean the agreement that sets forth the terms of a Grant, including any amendments.

(r) “Grantee” shall mean an Employee, Non-Employee Director or Key Advisor who receives a Grant under the Plan.

(s) “Incentive Stock Option” shall mean an option to purchase Company Stock that is intended to meet the requirements of section 422 of the Code.

(t) “Key Advisor” shall mean a consultant or advisor of an Employer.

(u) “Non-Employee Director” shall mean a member of the Board of the Company or member of the board of directors of a subsidiary of the Company who is not an Employee.

(v) “Nonqualified Stock Option” shall mean an option to purchase Company Stock that is not intended to meet the requirements of section 422 of the Code.

(w) “Option” shall mean an Incentive Stock Option or Nonqualified Stock Option granted under the Plan, as described in Section 6.

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(x) “Other Stock-Based Award” shall mean any Grant based on, measured by or payable in Company Stock, as described in Section 10.

(y) “Plan” shall mean this PolyMedix, Inc. 2005 Omnibus Equity Compensation Plan as amended from time to time.

(z) “SAR” shall mean a stock appreciation right with respect to a share of Company Stock, as described in Section 9.

(aa) “Stock Award” shall mean an award of a share of Company Stock, with or without restrictions, as described in Section 7.

(bb) “Stock Unit” shall mean a unit that represents a hypothetical share of Company Stock, as described in Section 8.

Section 2. Administration

(a) Committee. The Plan shall be administered and interpreted by a Committee appointed by the Board. The Committee may consist of two or more persons who are “outside directors” as defined under section 162(m) of the Code, and related Treasury regulations, and “non-employee directors” as defined under Rule 16b-3 under the Exchange Act. However, the Board may ratify or approve any grants as it deems appropriate, and the Board shall approve and administer all grants made to Non-Employee Directors. The Committee may delegate authority to one or more subcommittees, as it deems appropriate. To the extent that the Board or a subcommittee administers the Plan, references in the Plan to the “Committee” shall be deemed to refer to such Board or such subcommittee.

(b) Committee Authority. The Committee shall have the sole authority to (i) determine the individuals to whom grants shall be made under the Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms of any previously issued grant, subject to the provisions of Section 18 below, and (v) deal with any other matters arising under the Plan.

(c) Committee Determinations. The Committee shall have full power and express discretionary authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee’s interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

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Section 3. Grants

Awards under the Plan may consist of grants of Options, Stock Awards, SARs, Stock Units, Dividend Equivalents and Other Stock-Based Awards. All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in the Grant Instrument. All Grants shall be made conditional upon the Grantee’s acknowledgement, in writing or by acceptance of the Grant, that all decisions and determinations of the Committee shall be final and binding on the Grantee, his or her beneficiaries and any other person having or claiming an interest under such Grant. Grants under a particular Section of the Plan need not be uniform as among the Grantees.

Section 4. Shares Subject to the Plan

(a) Shares Authorized. Subject to adjustment as described in subsection (d) below, the aggregate number of shares of Company Stock that may be issued or transferred under the Plan is 4,000,000 shares.

(b) Source of Shares; Share Counting. Shares issued or transferred under the Plan may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options or SARs granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised, and if and to the extent any Stock Awards, Stock Units or Other Stock-Based Awards are forfeited, terminated or otherwise not paid in full, the shares subject to such Grants shall again be available for purposes of the Plan. Shares of Stock surrendered in payment of the Exercise Price of an Option shall again be available for issuance under the Plan. To the extent any Grants are paid in cash, and not in shares of Company Stock, any shares previously subject to such Grants shall again be available for issuance or transfer under the Plan.

(c) Individual Limits. All Grants under the Plan shall be expressed in shares of Company Stock. The maximum aggregate number of shares of Company Stock that may be subject to Grants made under the Plan to any individual during any calendar year shall be 250,000 shares, subject to adjustment as described in subsection (d) below. A Participant may not accrue Dividend Equivalents during any calendar year in excess of $500,000. The individual limits of this subsection (c) shall apply without regard to whether the Grants are to be paid in Company Stock or cash. All cash payments (other than with respect to Dividend Equivalents) shall equal the Fair Market Value of the shares of Stock to which the cash payments relate.

(d) Adjustments. In the event of a stock dividend, stock split, merger, consolidation, separation or other change in capitalization, spin-off, extraordinary dividend or distribution, reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code), reclassification, recapitalization, partial or complete liquidation of the Company or other similar event or transaction, the Committee shall make such equitable substitutions or adjustments in the number, kind, and price of shares, or the identity of the issuer of shares, reserved for issuance under the Plan or subject to outstanding Grants under the Plan, and the maximum limitation upon any Grants to be granted to any Grantee, as the Committee determines to be necessary or appropriate to fulfill the purposes for which the Plan was adopted and the Grants were granted; provided, however, that no such substitution or adjustment will be made if such substitution or adjustment would give rise to any tax under Section 409A of the Code; and provided further, that the number of shares subject to any Grant will always be a whole number. Any such adjusted price will be used to determine the amount payable in cash or shares, as applicable, by the Company upon the exercise of any Grant. Any adjustments determined by the Committee shall be final, binding and conclusive.

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Section 5. Eligibility for Participation

(a) Eligible Persons. All Employees and Non-Employee Directors shall be eligible to participate in the Plan. Key Advisors shall be eligible to participate in the Plan if the Key Advisors render bona fide services to the Employer, the services are not in connection with the offer and sale of securities in a capital-raising transaction and the Key Advisors do not directly or indirectly promote or maintain a market for the Company’s securities.

(b) Selection of Grantees. The Committee shall select the Employees, Non-Employee Directors and Key Advisors to receive Grants and shall determine the number of shares of Company Stock subject to each Grant.

Section 6. Options

     The Committee may grant Options to an Employee, Non-Employee Director or Key Advisor, upon such terms as the Committee deems appropriate. The following provisions are applicable to Options:

(a) Number of Shares. The Committee shall determine the number of shares of Company Stock that will be subject to each Grant of Options to Employees, Non-Employee Directors and Key Advisors.

(b) Type of Option and Price.

(i) The Committee may grant Incentive Stock Options or Nonqualified Stock Options or any combination of the two, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to employees of the Company or its subsidiary corporations, as defined in section 424 of the Code. Nonqualified Stock Options may be granted to Employees, Non-Employee Directors and Key Advisors.

(ii) The Exercise Price of Company Stock subject to an Option shall be determined by the Committee and shall be equal to or greater than the Fair Market Value of a share of Company Stock on the date the Option is granted; provided, however, that an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, of the Company, as defined in section 424 of the Code, unless the Exercise Price per share is not less than 110% of the Fair Market Value of Company Stock on the date of grant.

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(c) Option Term. The Committee shall determine the term of each Option, which shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary of the Company, as defined in section 424 of the Code, may not have a term that exceeds five years from the date of grant.

(d) Exercisability of Options.

(i) Options shall become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee and specified in the Grant Instrument. The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.

(ii) The Committee may provide in a Grant Instrument that the Grantee may elect to exercise part or all of an Option before it otherwise has become exercisable. Any shares so purchased shall be restricted shares and shall be subject to a repurchase right in favor of the Company during a specified restriction period, with the repurchase price equal to the lesser of (i) the Exercise Price or (ii) the Fair Market Value of such shares at the time of repurchase, or such other restrictions as the Committee deems appropriate.

(e) Grants to Non-Exempt Employees. Notwithstanding the foregoing, Options granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such Options may become exercisable, as determined by the Committee, upon the Grantee’s death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

(f) Termination of Employment, Disability or Death.

(i) Except as provided below, an Option may only be exercised while the Grantee is employed by, or providing service to, the Employer as an Employee, Key Advisor or member of the Board.

(ii) In the event that a Grantee ceases to be employed by, or provide service to, the Employer for any reason other than Disability, death, or termination for Cause, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within 90 days after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(iii) In the event the Grantee ceases to be employed by, or provide service to, the Company on account of a termination for Cause by the Employer, any Option held by the Grantee shall terminate as of the date the Grantee ceases to be employed by, or provide service to, the Employer. In addition, notwithstanding any other provisions of this Section 6, if the Committee determines that the Grantee has engaged in conduct that constitutes Cause at any time while the Grantee is employed by, or providing service to, the Employer or after the Grantee’s termination of employment or service, any Option held by the Grantee shall immediately terminate and the Grantee shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Grantee for such shares. Upon any exercise of an Option, the Company may withhold delivery of share certificates pending resolution of an inquiry that could lead to a finding resulting in a forfeiture.

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(iv) In the event the Grantee ceases to be employed by, or provide service to, the Employer because the Grantee is Disabled, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Grantee’s Options which are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(v) If the Grantee dies while employed by, or providing service to, the Employer or within 90 days after the date on which the Grantee ceases to be employed or provide service on account of a termination specified in Section 6(0(i) above (or within such other period of time as may be specified by the Committee), any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(g) Exercise of Options. A Grantee may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company. The Grantee shall pay the Exercise Price for an Option as specified by the Committee (w) in cash, (x) with the approval of the Committee, through means of a “net settlement,” whereby no Exercise Price will be due and where the number of Shares issued upon such exercise will be equal to: (A) the product of (1) the number of Shares as to which the Option is then being exercised, and (2) the difference between (i) the then current Fair Market Value per Share and (ii) the Exercise Price, divided by (B) the then current Fair Market Value per Share. A number of Shares equal to the difference between the number of Shares as to which the Option is then being exercised and the number of Shares actually issued to the Grantee upon such net settlement will be deemed to have been received by the Company in satisfaction of the Exercise Price, (y) payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, or (z) by such other method as the Committee may approve. Shares of Company Stock used to exercise an Option shall have been held by the Grantee for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. Payment for the shares pursuant to the Option, and any required withholding taxes, must be received by the time specified by the Committee depending on the type of payment being made, but in all cases prior to the issuance of the Company Stock.

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(h) Limits on Incentive Stock Options. Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, as defined in section 424 of the Code, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option. An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company or a parent or subsidiary, as defined in section 424 of the Code.

Section 7. Stock Awards

The Committee may issue or transfer shares of Company Stock to an Employee, Non-Employee Director or Key Advisor under a Stock Award, upon such terms as the Committee deems appropriate. The following provisions are applicable to Stock Awards:

(a) General Requirements. Shares of Company Stock issued or transferred pursuant to Stock Awards may be issued or transferred for consideration or for no consideration, and subject to restrictions or no restrictions, as determined by the Committee. The Committee may, but shall not be required to, establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Committee deems appropriate, including, without limitation, restrictions based upon the achievement of specific performance goals. The period of time during which the Stock Awards will remain subject to restrictions will be designated in the Grant Instrument as the “Restriction Period.”

(b) Number of Shares. The Committee shall determine the number of shares of Company Stock to be issued or transferred pursuant to a Stock Award and the restrictions applicable to such shares.

(c) Requirement of Employment or Service. If the Grantee ceases to be employed by, or provide service to, the Employer during a period designated in the Grant Instrument as the Restriction Period, or if other specified conditions are not met, the Stock Award shall terminate as to all shares covered by the Grant as to which the restrictions have not lapsed, and those shares of Company Stock must be immediately returned to the Company. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

(d) Restrictions on Transfer and Legend on Stock Certificate. During the Restriction Period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of a Stock Award except to a successor under Section 15(a). Each certificate for a share of a Stock Award shall contain a legend giving appropriate notice of the restrictions in the Grant. The Grantee shall be entitled to have the legend removed from the stock certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed. The Committee may determine that the Company will not issue certificates for Stock Awards until all restrictions on such shares have lapsed, or that the Company will retain possession of certificates for shares of Stock Awards until all restrictions on such shares have lapsed.

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(e) Right to Vote and to Receive Dividends. Unless the Committee determines otherwise, during the Restriction Period, the Grantee shall have the right to vote shares of Stock Awards and to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Committee, including, without limitation, the achievement of specific performance goals.

(f) Lapse of Restrictions. All restrictions imposed on Stock Awards shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions imposed by the Committee. The Committee may determine, as to any or all Stock Awards, that the restrictions shall lapse without regard to any Restriction Period.

Section 8. Stock Units

The Committee may grant Stock Units, each of which shall represent one hypothetical share of Company Stock, to an Employee, Non-Employee Director or Key Advisor, upon such terms and conditions as the Committee deems appropriate. The following provisions are applicable to Stock Units:

(a) Crediting of Units. Each Stock Unit shall represent the right of the Grantee to receive an amount based on the value of a share of Company Stock, if specified conditions are met. All Stock Units shall be credited to bookkeeping accounts established on the Company’s records for purposes of the Plan.

(b) Terms of Stock Units. The Committee may grant Stock Units that are payable if specified performance goals or other conditions are met, or under other circumstances. Stock Units may be paid at the end of a specified performance period or other period, or payment may be deferred to a date authorized by the Committee. The Committee shall determine the number of Stock Units to be granted and the requirements applicable to such Stock Units.

(c) Requirement of Employment or Service. If the Grantee ceases to be employed by, or provide service to, the Employer during a specified period, or if other conditions established by the Committee are not met, the Grantee’s Stock Units shall be forfeited, unless the Grantee’s employment agreement, if any, with the Employer provides otherwise. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

(d) Payment With Respect to Stock Units. Payments with respect to Stock Units shall be made in cash, in Company Stock, or in a combination of the two, as determined by the Committee.

Section 9. Stock Appreciation Rights

The Committee may grant stock SARs to an Employee, Non-Employee Director or Key Advisor separately or in tandem with any Option. The following provisions are applicable to SARs:

(a) General Requirements. The Committee may grant SARs to an Employee, Non-Employee Director or Key Advisor separately or in tandem with any Option (for all or a portion of the applicable Option). Tandem SARs may be granted either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Stock Option, SARs may be granted only at the time of the Grant of the Incentive Stock Option. The Committee shall establish the base amount of the SAR at the time the SAR is granted. The base amount of each SAR shall be equal to the per share Exercise Price of the related Option or, if there is no related Option, an amount equal to or greater than the Fair Market Value of a share of Company Stock as of the date of Grant of the SAR.

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(b) Tandem SARs. In the case of tandem SARs, the number of SARs granted to a Grantee that shall be exercisable during a specified period shall not exceed the number of shares of Company Stock that the Grantee may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the Company Stock covered by such Option shall terminate. Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of Company Stock.

(c) Exercisability. An SAR shall be exercisable during the period specified by the Committee in the Grant Instrument and shall be subject to such vesting and other restrictions as may be specified in the Grant Instrument. The Committee may accelerate the exercisability of any or all outstanding SARs at any time for any reason. SARs may only be exercised while the Grantee is employed by, or providing service to, the Employer or during the applicable period after termination of employment or service as described in Section 6(0. A tandem SAR shall be exercisable only during the period when the Option to which it is related is also exercisable.

(d) Grants to Non-Exempt Employees. Notwithstanding the foregoing, SARs granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such SARs may become exercisable, as determined by the Committee, upon the Grantee’s death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

(e) Value of SARs. When a Grantee exercises SARs, the Grantee shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised, payable in cash, Company Stock or a combination thereof. The stock appreciation for an SAR is the amount by which the Fair Market Value of the underlying Company Stock on the date of exercise of the SAR exceeds the base amount of the SAR as described in subsection (a).

(f) Form of Payment. The Committee shall determine whether the appreciation in an SAR shall be paid in the form of cash, shares of Company Stock, or a combination of the two, in such proportion as the Committee deems appropriate. For purposes of calculating the number of shares of Company Stock to be received, shares of Company Stock shall be valued at their Fair Market Value on the date of exercise of the SAR. If shares of Company Stock are to be received upon exercise of an SAR, cash shall be delivered in lieu of any fractional share.

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Section 10. Other Stock-Based Awards

     The Committee may grant Other Stock-Based Awards, which are awards (other than those described in Sections 6, 7, 8, 9 and 11 of the Plan) that are based on, measured by or payable in Company Stock to any Employee, Non-Employee Director or Key Advisor, on such terms and conditions as the Committee shall determine. Other Stock-Based Awards may be awarded subject to the achievement of performance goals or other conditions and may be payable in cash, Company Stock or any combination of the foregoing, as the Committee shall determine.

Section 11. Dividend Equivalents

     The Committee may grant Dividend Equivalents in connection with Grants under the Plan. Dividend Equivalents may be paid currently or accrued as contingent cash obligations and may be payable in cash or shares of Company Stock, and upon such terms as the Committee may establish, including, without limitation, the achievement of specific performance goals.

Section 12. Qualified Performance-Based Compensation

     The Committee may determine that Stock Awards, Stock Units, Dividend Equivalents and Other Stock-Based Awards granted to an Employee shall be considered “qualified performance-based compensation” under section 162(m) of the Code, in which case the provisions of this Section 12 shall apply to such Grants. The Committee may also grant Options and SARs under which the exercisability of the Options is subject to achievement of performance goals as described in this Section 12 or otherwise. The following provisions shall apply to Grants of Stock Awards, Stock Units, Dividend Equivalents and Other Stock-Based Awards that are to be considered “qualified performance-based compensation” under section 162(m) of the Code:

(a) Performance Goals. When Stock Awards, Stock Units, Dividend Equivalents and Other Stock-Based Awards that are to be considered “qualified performance-based compensation” are granted, the Committee shall establish in writing (A) the objective performance goals that must be met, (B) the performance period during which performance will be measured, (C) the maximum amounts that may be paid if the performance goals are met, and (D) any other conditions that the Committee deems appropriate and consistent with the Plan and section 162(m) of the Code. The Committee shall establish the performance goals in writing either before the beginning of the performance period or during a period ending no later than the earlier of (i) 90 days after the beginning of the performance period or (ii) the date on which 25% of the performance period has been completed, or such other date as may be required or permitted under applicable regulations under section 162(m) of the Code. The performance goals shall satisfy the requirements for “qualified performance-based compensation,” including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the performance goals have been met. The Committee shall not have discretion to increase the amount of compensation that is payable upon achievement of the designated performance goals.

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(b) Criteria Used for Performance Goals. The Committee shall use objectively determinable performance goals based on one or more of the following criteria: stock price, earnings per share, price-earnings multiples, net earnings, operating earnings, revenue, number of days sales outstanding in accounts receivable, productivity, margin, EBITDA (earnings before interest, taxes, depreciation and amortization), net capital employed, return on assets, stockholder return, return on equity, return on capital employed, growth in assets, unit volume, sales, cash flow, market share, relative performance to a comparison group designated by the Committee, or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, customer growth, geographic business expansion goals, cost targets, goals relating to acquisitions or divestitures or goals relating to FDA or other regulatory approvals. The performance goals may relate to one or more business units or the performance of the Company as a whole, or any combination of the foregoing. Performance goals need not be uniform as among Grantees.

(c) Certification of Results. The Com mittee shall certify the performance results for each performance period after the announcement of the Company’s financial results for the performance period. The Committee shall determine the amount, if any, to be paid pursuant to each Grant based on the achievement of the performance goals and the satisfaction of all other terms of the Grant Instrument. If and to the extent that the Committee does not certify that the performance goals have been met, the grants of Stock Awards, Stock Units and Other Stock-Based Awards for the performance period shall be forfeited or shall not be made, as applicable.

(d) Death, Disability or Other Circumstances. The Committee may provide in the Grant Instrument that Grants under this Section 12 shall be payable or restrictions on such Grants shall lapse, in whole or in part, in the event of the Grantee’s death or Disability, a Change of Control, or under other circumstances consistent with the Treasury regulations and rulings under section 162(m) of the Code.

Section 13. Deferrals

     The Committee may permit or require a Grantee to defer receipt of the payment of cash or the delivery of shares that would otherwise be due to such Grantee in connection with any Grant. The Committee shall establish rules and procedures for any such deferrals, consistent with applicable requirements of section 409A of the Code.

Section 14. Withholding of Taxes

(a) Required Withholding. All Grants under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Employer may require that the Grantee or other person receiving or exercising Grants pay to the Employer the amount of any federal, state or local taxes that the Employer is required to withhold with respect to such Grants, or the Employer may deduct from other wages paid by the Employer the amount of any withholding taxes due with respect to such Grants.

(b) Election to Withhold Shares. If the Committee so permits, a Grantee may elect to satisfy the Employer’s tax withholding obligation with respect to Grants paid in Company Stock by having shares withheld, at the time such Grants become taxable, up to an amount that does not exceed the Grantee’s minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities. The election must be in a form and manner prescribed by the Committee and may be subject to the prior approval of the Committee.

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Section 15. Transferability of Grants

(a) Restrictions on Transfers. Except as described in subsection (b) below, only the Grantee may exercise rights under a Grant during the Grantee’s lifetime. A Grantee may not transfer those rights except (i) by will or by the laws of descent and distribution or (ii) with respect to Grants other than Incentive Stock Options, if permitted in any specific case by the Committee, pursuant to a domestic relations order or otherwise as permitted by the Committee. When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee may exercise such rights. Any such successor must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee’s will or under the applicable laws of descent and distribution.

(b) Transfer of Nonqualified Stock Options. Notwithstanding the foregoing, the Committee may provide, in a Grant Instrument, that a Grantee may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with the applicable securities laws, according to such terms as the Committee may determine; provided that the Grantee receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

Section 16. Consequences of a Change of Control

     Notwithstanding anything to the contrary set forth in the Plan, upon or in anticipation of any Change of Control, the Committee may, in its sole and absolute discretion and without the need for the consent of any Grantee, take one or more of the following actions contingent upon the occurrence of that Change of Control:

(i) cause any or all outstanding Options or SARs to become vested and/or immediately exercisable, in whole or in part;

(ii) cause any or all outstanding Stock Awards, Stock Units and Other Stock-Based Awards to become non-forfeitable, in whole or in part;

(iii) cancel any Option in exchange for a substitute option in a manner consistent with the requirements of Treas. Reg. §1.424-1(a) (notwithstanding the fact that the original Option may never have been intended to satisfy the requirements for treatment as an Incentive Stock Option);

(iv) cancel any Stock Award, Stock Units, Other Stock-Based Awards or SAR in exchange for stock awards, stock units, other stock-based awards or stock appreciation rights in respect of the capital stock of any successor corporation or its parent;

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(v) cause any outstanding Option or SAR to become fully vested and immediately exercisable for a reasonable period in advance of the Change of Control and, to the extent not exercised prior to that Change of Control, cancel that Option or SAR upon closing of the Change of Control;

(vi) cancel any Option or SAR in exchange for cash and/or other substitute consideration with a value equal to (A) the number of Shares subject to that Option or SAR, multiplied by (B) the difference, if any, between the Fair Market Value per Share on the date of the Change of Control and the exercise price of that Option or SAR; provided, that if the Fair Market Value per Share on the date of the Change of Control does not exceed the exercise price of any such Option or SAR, the Committee may cancel that Option or SAR without any payment of consideration therefor; or

(vii) redeem any Stock Award, Stock Unit and Other Stock-Based Award in exchange for cash and/or other substitute consideration with a value equal to the Fair Market Value per Share on the date of the Change of Control.

     In the discretion of the Committee, any cash or substitute consideration payable upon cancellation or redemption of a Grant may be subjected to vesting terms substantially identical to those that applied to the cancelled or redeemed Grant prior to the Change of Control.

Section 17. Requirements for Issuance or Transfer of Shares

(a) Limitations on Issuance or Transfer of Shares. No Company Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant made to any Grantee hereunder on such Grantee’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued or transferred under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon. No Participant shall have any right as a stockholder with respect to Company Stock covered by a Grant until shares have been issued to the Participant.

(b) Lock-Up Period. If so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any underwritten offering of securities of the Company under the Securities Act of 1933, as amended (the “Securities Act”), a Grantee (including any successors or assigns) shall not sell or otherwise transfer any shares or other securities of the Company during the 30-day period preceding and the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act for such underwriting (or such shorter period as may be requested by the Managing Underwriter and agreed to by the Company) (the “Market Standoff Period”). The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

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Section 18. Amendment and Termination of the Plan

(a) Amendment. The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without stockholder approval if such approval is required in order to comply with the Code or applicable laws, or to comply with applicable stock exchange requirements.

(b) No Repricing Without Stockholder Approval. Notwithstanding anything in the Plan to the contrary, the Committee may not reprice Options, nor may the Board amend the Plan to permit repricing of Options, unless the stockholders of the Company provide prior approval for such repricing. Adjustments pursuant to Section 4 or Section 16 of the Plan shall not be considered a repricing.

(c) Stockholder Approval for “Qualified Performance-Based Compensation.” If Stock Awards, Stock Units, Dividend Equivalents and Other Stock-Based Awards are granted as “qualified performance-based compensation” under Section 12 above, the Plan must be reapproved by the stockholders no later than the first stockholders meeting that occurs in the fifth year following the year in which the stockholders previously approved the provisions of Section 12, if additional Grants are to be made under Section 12 and if required by section 162(m) of the Code or the regulations thereunder.

(d) Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of its effective date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders.

(e) Termination and Amendment of Outstanding Grants. A termination or amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents or unless the Committee acts under Section 19(0. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended under Section 19(0 or may be amended by agreement of the Company and the Grantee consistent with the Plan.

(f) Effective Date of the Plan. The Plan shall be effective as of ___________, 2005, subject to approval by the stockholders of the Company.

Section 19. Miscellaneous

(a) Grants in Connection with Corporate Transactions and Otherwise. Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees, or for other proper corporate purposes, or (ii) limit the right of the Company to grant stock options or make other awards outside of this Plan. The Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company in substitution for a stock option or stock awards grant made by such corporation. Notwithstanding anything in the Plan to the contrary, the Committee may establish such terms and conditions of the substitute grants as it deems appropriate, including setting the Exercise Price of Options at a price necessary to retain for the Grantee the same economic value as the substituted Option.

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(b) Governing Document. The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

(c) Funding of the Plan; Limitation on Rights. This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. Nothing contained in the Plan and no action taken pursuant hereto shall create or be construed to create a fiduciary relationship between the Company and any Grantee or any other person. No Grantee or any other person shall under any circumstances acquire any property interest in any specific assets of the Company. To the extent that any person acquires a right to receive payment from the Company hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

(d) Rights of Participants. Nothing in this Plan shall entitle any Employee, Key Advisor, Non-Employee Director or other person to any claim or right to be granted a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Employer or any other employment rights.

(e) No Fractional Shares. No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated

(f) Compliance with Law. The Plan, the exercise of Options and SARs and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 1 6b-3 or its successors under the Exchange Act. In addition, it is the intent of the Company that Incentive Stock Options comply with the applicable provisions of section 422 of the Code, that Grants of “qualified performance-based compensation” comply with the applicable provisions of section 162(m) of the Code and that, to the extent applicable, Grants comply with the requirements of section 409A of the Code. To the extent that any legal requirement of section 16 of the Exchange Act or sections 422, 162(m) or 409A of the Code as set forth in the Plan ceases to be required under section 16 of the Exchange Act or sections 422, 162(m) or 409A of the Code, that Plan provision shall cease to apply. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Participants. The Committee may, in its sole discretion, agree to limit its authority under this Section.

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(g) Employees Subject to Taxation Outside the United States. With respect to Grantees who are subject to taxation in countries other than the United States, the Committee may make Grants on such terms and conditions as the Committee deems appropriate to comply with the laws of the applicable countries, and the Committee may create such procedures, addenda and subplans and make such modifications as may be necessary or advisable to comply with such laws.

(h) Governing Law. The validity, construction, interpretation and effect of the Plan and Grant Instruments issued under the Plan shall be governed and construed by and determined in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof.